Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Floating Rate Income Fund

8|31|05

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam

Floating Rate

Income Fund

8 | 31 | 05
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Your fund’s management	18
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29

Cover photograph: North Middle Falls, Silver Creek State Park, Oregon © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the period ended August 31, 2005, stock and bond markets continued to reflect the moderate growth of the U.S. economy and the strength of corporate profits. The initial impact of the unusually active 2005 hurricane season on the markets appeared relatively minor, but there is widespread concern about the effect the devastation will have on the economy going forward. The Federal Reserve Board’s more restrictive monetary policy, along with high energy prices, had already begun to influence the U.S. markets. Whether this policy will be adjusted in the aftermath of the hurricanes remains to be seen. Amid the uncertainties of this environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 23 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Floating Rate Income Fund: offers protection from higher interest rates

As most people know, rising interest rates can have a negative effect on your finances by making borrowing more expensive. But rising interest rates can also hurt your investments, especially if you are investing in bonds. When rates rise, bond prices fall.

Putnam Floating Rate Income Fund offers some protection from the risk of rising interest rates by investing, typically, in senior floating-rate bank loans, which are loans issued by banks on behalf of corporations. The interest these loans pay adjusts to reflect changes in short-term interest rates — when rates rise, they pay a higher yield. Also, their “senior-secured” status means they are backed by each issuing company’s assets, such as buildings and equipment.

As the graph below shows, the “floating rate” feature has helped bank loans perform well during periods when rising rates hurt the performance of other bonds. As rates rise, floating-rate loans can attract investors. Although the floating rate feature does not eliminate interest-rate or inflation risk, floating-rate loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

Of course, floating-rate loans have risks, and their prices can fall. They are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, they are considered to have a greater chance of default and can be illiquid. Having said that, the “senior-secured” status of the loans means that loan lenders are paid before any non-secured debt holder in the event of a liquidation of the company’s assets due to bankruptcy. The fund is not a money market fund and does not seek to maintain a stable net asset value. Its share price fluctuates with market conditions, and it may lose value during periods of declining interest rates.

The portfolio team that manages Putnam Floating Rate Income Fund analyzes these risks as part of its disciplined investment process. The team has developed expertise as Putnam has been investing in floating-rate bank loans since 1997.

Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Bank loans: A market of growing importance

First issued in the early 1970s, bank loans may be unfamiliar to many investors, but the market has grown quickly in importance. By the year 2000, the size of the floating-rate loan market exceeded that of corporate high-yield bonds, and issuance of floating-rate loans continues to grow rapidly.

The market’s expansion is an advantage for investors because it helps to make the loans easier to trade, reducing their liquidity risk. While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also means a greater number and variety of companies get financing through bank loans, increasing the diversification opportunities for mutual funds that invest in bank loans.

Data is historical. Past performance is not a guarantee of future results and does not represent the performance of any Putnam fund.

Periods begin and end on the last day of the stated month. Investment-grade bonds are represented by the Lehman Aggregate Bond Index, and floating-rate loans are represented by the CSFB Leveraged Loan Index. Indexes are unmanaged. It is not possible to invest directly in an index.

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Putnam Floating Rate Income Fund seeks high current income, with preservation of capital as a secondary goal, by investing in below-investment-grade U.S. corporate debt securities that have floating rates of interest. The fund may be appropriate for investors seeking high income who are willing to assume the risks of investing in below-investment-grade debt.

Highlights

  For the six months ended August 31, 2005, Putnam Floating Rate Income Fund’s class A shares had a total return of 1.88% without sales charges.
  The fund’s primary benchmark, the S&P/LSTA Leveraged Loan Index, returned 2.51%.
  The average return for the fund’s Lipper category, Loan Participation Funds, was 1.96%.
  See the Performance Summary beginning on page 12 for additional fund performance, comparative performance, and Lipper data.

Performance

Total return for class A shares for periods ended 8/31/05

	Average annual return		Cumulative return
	NAV	POP	NAV	POP
Life of fund (inception: 8/4/04)	3.73%	0.55%	4.01%	0.59%

1 year	4.34	1.00	4.34	1.00

6 months	—	—	1.88	–1.45

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

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Report from the fund managers

The period in review

While your fund’s income stream increased during the first half of its 2006 fiscal year, our emphasis on portfolio quality led to underperformance relative to the fund’s benchmark index and Lipper category average. The fund invests primarily in senior-secured floating-rate bank debt, securities whose interest payments are based on the London Inter-Bank Offered Rate, or LIBOR, a short-term international floating-rate benchmark. During the period, LIBOR rose by almost a full percentage point, increasing the income generated by the fund’s floating-rate investments. However, the fund’s portfolio had a higher overall credit quality than its benchmark, the S&P/LSTA Leveraged Loan Index, as well as many of the funds in its Lipper peer group. Because lower-quality securities had stronger returns during the period, the fund’s quality focus held it back.

Market overview

During the period covered by this report, the market for floating-rate bank loans was very strong for three reasons. First, the environment was characterized by the expectation and implementation of four additional increases in short-term interest rates by the Federal Reserve Board. As a result, LIBOR increased, which in turn boosted the yields on floating-rate bank loans in the fund’s portfolio. Furthermore, demand for these securities has been robust. Fixed-income investors, expecting long-term interest rates to rise — and prices for long-term fixed-income securities to fall — have gravitated toward these investments because they offer the opportunity to capture additional yield without the risk of price declines. Finally, senior-secured floating-rate bank loans offer historical stability, an attribute that was attractive in the marketplace during this period. While the supply of floating-rate bank loans has increased, the demand for them has grown at a much faster pace, causing the spread — or yield advantage — of this type of credit over LIBOR to narrow. Another factor that helped the floating-rate bank loan market was the overall relative strength in the fundamentals, or business prospects, of the non-investment-grade companies whose bank loans largely make up this market. Against the

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backdrop of a healthy U.S. economy and relatively low default rates, investors felt confident that the issuers in the market would be able to meet their debt obligations.

Strategy overview

We seek to maintain a diversified portfolio, emphasizing investments in the higher-quality tiers of the bank-loan market. However, shareholders should note that most of the companies that issue senior-secured loans have below-investment-grade credit ratings from Moody’s and Standard & Poor’s. To mitigate risk, we limit the size of each position, with no position making up more than 1% of total assets, and have maintained an overall credit quality that was higher than that of the index. By doing so, we sought to generate strong returns with relatively low volatility. We analyzed each company that we invested in, making sure that we had a firm idea of its credit volatility. In particular, we looked for some sort of downside protection inherent in either the structure of the loan or the financial health of the company.

To that end, we chose to maintain underweighted positions (relative to the benchmark) in the automobile, transportation, and manufacturing industries. Loans in these areas tended to carry added credit volatility and less downside protection. At the same time, we kept an overweighted stance in loans issued by companies in the health-care,

	Market sector performance
	These indexes provide an overview of performance in different market sectors for the
	six months ended 8/31/05.

	Bonds
	S&P/LSTA Leveraged Loan Index (U.S. leveraged loans)	2.51%

	JP Morgan Global High Yield Index (global high-yield corporate bonds)	1.71%

	Lehman Aggregate Bond Index (broad bond market)	2.85%

	Lehman Municipal Bond Index (tax-exempt bonds)	2.86%

	Equities
	S&P 500 Index (broad stock market)	2.33%

	Russell 1000 Index (large-company stocks)	3.44%

	MSCI EAFE Index (international stocks)	1.98%

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chemicals, telecommunications, media, and utilities industries. In our opinion, these offered more positive prospects and more appealing risk profiles. The fund’s assets increased throughout the period and, while the supply of loans was somewhat limited, the steady new-issue market allowed us to consistently find appropriate opportunities while adhering to our strategy of building a relatively high-quality, diversified portfolio. The number of loans in the portfolio increased from 179 at the beginning of the period to 223 as of the last day of the period.

Your fund’s holdings

In our efforts to create a diverse, high-quality portfolio, we focused on finding securities with positive credit fundamentals, adequate liquidity, and reasonable downside protection. At the same time, we had to be very careful regarding the pricing of the securities we purchased because of the risk that loans might be prepaid. Shareholders should understand how this type of risk has the potential to affect the fund’s returns. Companies carrying bank loans can choose to refinance the debt at any time. As a result, investors in the loans —including your fund — run the risk of buying the loans when they are selling at a premium. If the company then pays off such a loan at par, or face value, it will translate into a loss for the fund.

Examples of issues we added during the period that helped portfolio

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

performance included Key Energy, an energy service company that provides well servicing, contract drilling, pressure pumping, and other oilfield services to onshore oil and gas operations in the United States, Argentina, Canada, and Egypt; and Primedia, a publishing company that offers advertising inserts in magazines, consumer guides, business magazines and directories, and educational and training materials.

At the sector level, your fund bene-fited from our decision to underweight several underperforming industries relative to the index. These included automotive, transportation, and manufacturing, all of which traded downward during the period. Our decision to carry overweighted positions relative to the index in some of the better-performing industries, including health care, chemicals, telecommunications, media, leisure, and utilities, boosted the fund’s performance. These investments offered attractive yields and held their value during the course of the period.

At the same time, positive developments at two issuing firms detracted from the fund’s performance. Dry pet food manufacturer Doane Pet Care announced the sale of the company, which will result in a prepayment of the loan that the fund holds at par, or the face value of the loan. In addition, independent oil and gas producer Kerr-McGee announced an asset sale that allowed the company to partially

Top holdings

This table shows the fund's top holdings, and the percentage of the fund’s net assets that each comprised, as of 8/31/05. The fund’s holdings will change over time.

	Holding (percent of fund's net assets)	Industry
	Community Health Systems, Inc. (0.8%)	Health care

	Constellation Brands, Inc. (0.8%)	Beverage

	Alderwoods Group, Inc. (0.8%)	Medical services

	Boise Cascade Corp. (0.7%)	Retail

	DaVita, Inc. (0.7%)	Medical services

	Key Energy Services, Inc. (0.7%)	Energy

	LifePoint, Inc. (0.7%)	Health care

	Penn National Gaming, Inc. (0.7%)	Gaming and lottery

	Mylan Laboratories, Inc. (0.7%)	Pharmaceuticals

	Complete Production Services (0.7%)	Oil and gas

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prepay its loan at par. These actions were a negative influence on the fund because prior to these developments, each of these issues had been trading —and were purchased at — a premium to par. Prepayments at par in these cases result in a slight loss for the fund.

As noted earlier, another factor affecting performance over the period was the fund’s higher average credit quality, relative to its benchmark index and Lipper peer group. This attribute resulted in mild underperformance in the strong market environment, but we believe that it has the potential to boost the fund’s performance in a down market and intend to maintain our higher-quality focus.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that economic growth in the United States should remain steady and expect a slight increase in inflation. As such, we think the Fed is likely to implement more short-term rate increases, which should cause yields in the floating-rate bank debt market to rise and benefit your fund’s income stream. At the same time, several factors are likely to compress the yield spread of bank loan debt, creating a lower total return profile going forward. Among these influences are strong demand for this asset class that outstrips supply and valuations that already are fair relative to alternative fixed-income investments. Nevertheless, the positive business fundamentals for issuers in the senior-secured bank loan market should continue to create opportunities for shareholders to reap the benefits of the additional yields these investments provide in a rising rate environment. For our part, we intend to keep pursuing the construction of a well-diversified portfolio with a particular focus on maintaining an emphasis on higher-quality investments.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Floating-rate funds are not money market funds and do not seek to maintain a stable net asset value. Although floating-rate instruments may reduce risk related to changes in interest rates, they do not eliminate it. In addition, the fund is subject to other significant risks associated with below-investment-grade securities, such as the risk of default in payment on the instruments. Accordingly, the share price of floating-rate funds will fluctuate with market conditions. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.

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Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended August 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com.

Fund performance
Total return for periods ended 8/31/05

	Class A		Class B		Class C		Class M		Class R
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV
Life of fund	4.01%	0.59%	3.27%	0.27%	3.06%	3.06%	3.77%	1.73%	3.77%
Annual average	3.73	0.55	3.04	0.25	2.84	2.84	3.50	1.61	3.50

1 year	4.34	1.00	3.65	0.65	3.45	2.45	4.11	2.04	4.12

6 months	1.88	–1.45	1.56	–1.44	1.50	0.50	1.82	–0.19	1.84

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.25% and 2.00%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns

For periods ended 8/31/05

	S&P/LSTA Leveraged	Lipper Loan Participation
	Loan Index	Funds category average†
Life of fund	5.48%*	4.60%
Annual average	5.05*	4.29

1 year	5.26	4.40

6 months	2.51	1.96

Index and Lipper results should be compared to fund performance at net asset value.
*	These returns are from 7/31/04 to 8/31/05 because only data from the month-end closest to the fund's inception date
(8/4/04) is available.
†	Over the 6-month, 1-year, and life-of-fund periods ended 8/31/05, there were 39, 31, and 31 funds, respectively, in this
Lipper category.

Fund price and distribution information

For the six-month period ended 8/31/05

	Class A		Class B	Class C	Class M		Class R

Distributions (number)	6		6	6	6		6

Income	$0.206674		$0.175935	$0.168265	$0.198925		$0.193830

Capital gains	—		—	—		—	—

Total	$0.206674		$0.175935	$0.168265	$0.198925		$0.193830

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV
2/28/05	$10.04	$10.38	$10.03	$10.03	$10.03	$10.23	$10.03

8/31/05	10.02	10.36	10.01	10.01	10.01	10.21	10.02

Current return

(end of period)
Current dividend rate[1]	4.50%	4.35%	3.90%	3.75%	4.35%	4.26%	4.24%

Current 30-day
SEC yield[2]	4.40	4.25	3.80	3.64	4.25	4.16	4.14

1	Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2	Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter

Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class R

(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV
Life of fund	4.29%	0.86%	3.60%	0.60%	3.27%	3.27%	4.14%	2.09%	4.02%
Annual average	3.70	0.74	3.11	0.52	2.82	2.82	3.57	1.80	3.47

1 year	4.41	1.06	3.81	0.80	3.61	2.61	4.27	2.20	4.17

6 month	1.95	–1.38	1.65	–1.35	1.58	0.58	1.89	–0.12	1.83

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Floating Rate Income Fund from March 1, 2005, to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R
Expenses paid per $1,000*	$ 5.50	$ 8.54	$ 9.29	$ 6.26	$ 6.77

Ending value (after expenses)	$1,018.80	$1,015.60	$1,015.00	$1,018.20	$1,018.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2005, use the calculation method below. To find the value of your investment on March 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R
Expenses paid per $1,000*	$ 5.50	$ 8.54	$ 9.30	$ 6.26	$ 6.77

Ending value (after expenses)	$1,019.76	$1,016.74	$1,015.98	$1,019.00	$1,018.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R
Your fund's annualized
expense ratio	1.08%	1.68%	1.83%	1.23%	1.33%

Average annualized expense
ratio for Lipper peer group†	1.20%	1.80%	1.95%	1.35%	1.45%

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

Putnam Floating Rate Income Fund	51%*

Lipper Loan Participation Funds category average	81

Turnover data for the fund is calculated based on the fund's partial first fiscal-year period, which ended February 28, 2005. Data has not been annualized. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during 2005 and is based on information available as of 6/30/05. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average.

* For the period August 4, 2004, through February 28, 2005.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader, and Neal Reiner and Joseph Towell are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005, and August 31, 2004.

		$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001

	Year $0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
Paul Scanlon	2005		*

Portfolio Leader	N/A

Neal Reiner	2005	*

Portfolio Member	2004	*

Joseph Towell	2005	*

Portfolio Member	2004	*

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 8/31/04.

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Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $740,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust. He is a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Paul Scanlon, Neal Reiner, and Joseph Towell may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended August 31, 2005, Paul Scanlon became Portfolio Leader of your fund following the departure of Portfolio Leader Stephen Peacher from your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005, and August 31, 2004.

				$1 –	$10,001 –	$50,001–	$100,001

	Year	$0		$10,000	$50,000	$100,000	and over
Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005		*

Deputy Head of Investments	N/A

William Connolly	2005						*

Head of Retail Management	N/A

Kevin Cronin	2005						*

Head of Investments	2004		*

Charles Haldeman, Jr.	2005				*

President and CEO	2004		*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005		*

Chief of Operations	2004		*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005		*

Chief Administrative Officer	2004		*

Edward Shadek	2005		*

Deputy Head of Investments	N/A

Sandra Whiston	2005		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 8/31/04.

20

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Comparative indexes

Credit Suisse First Boston (CSFB) Leveraged Loan Index is an unmanaged index of non-investment grade, U.S. leveraged loans.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans. S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005. This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

23

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have devel- oped and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 33rd percentile in management fees as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). As a general matter, the Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for manage- ment and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee break- points. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consul- tation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds’ current breakpoint structure, but ulti- mately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules

24

  currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

A note about duplicate mailings

In response to investors’ requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

29

The fund’s portfolio 8/31/05 (Unaudited)

SENIOR LOANS (91.8%)* (c)

	Principal amount	Value

Advertising and Marketing Services (1.0%)
Adams Outdoor Advertising, LP bank term loan FRN
5.64s, 2012	$1,936,395	$1,959,792
DoubleClick, Inc. bank term loan FRN 7.79s, 2012	450,000	456,750
Lamar Media Corp. bank term loan FRN Ser. D, 5.314s, 2010	304,875	306,094
		2,722,636

Automotive (1.9%)
Affinia Group, Inc. bank term loan FRN Ser. B, 6.4s, 2011	995,000	996,866
Hayes Lemmerz International, Inc. bank term loan FRN
6.854s, 2009	412,688	416,814
Tenneco Automotive, Inc. bank term loan FRN Ser. B,
6.08s, 2012	872,143	885,225
Tenneco Automotive, Inc. bank term loan FRN Ser. B1,
5.59s, 2012	383,117	388,864
Tire Rack, Inc. (The) bank term loan FRN Ser. B, 5.9s, 2012	1,500,000	1,522,500
TRW Automotive, Inc. bank term loan FRN Ser. E, 4.938s, 2010	995,000	1,002,711
		5,212,980

Basic Materials (8.4%)
Celanese Corp. bank term loan FRN Ser. B, 5.74s, 2011	1,543,348	1,570,840
Cognis Holding GMBH & Co. bank term loan FRN Ser. C,
6.871s, 2013 (Germany)	1,000,000	1,006,936
Compass Minerals Group, Inc. bank term loan FRN
Ser. B, 5.918s, 2009	292,409	293,627
Contech Construction Products bank term loan FRN
Ser. B, 5.93s, 2010	1,051,502	1,067,275
Graphic Packaging Corp. bank term loan FRN Ser. C,
6.031s, 2010	691,325	702,127
Hercules, Inc. bank term loan FRN Ser. B, 5.307s, 2010	1,690,198	1,710,481
Huntsman International Corp. bank term loan FRN
Ser. B, 5.323s, 2012	1,750,000	1,772,605
IAP Worldwide Services, Inc. bank term loan FRN
Ser. B, 6.58s, 2011	1,500,000	1,520,625
Innophos, Inc. bank term loan FRN 5.783s, 2010	1,475,000	1,488,521
Koch Cellulose, LLC bank term loan FRN Ser. B, 5.24s, 2011	1,029,204	1,040,783
Koch Cellulose, LLC bank term loan FRN 5.01s, 2011	288,582	291,829
Mosaic Co. (The) bank term loan FRN Ser. B, 5.218s, 2012	1,995,750	2,019,450
Nalco Co. bank term loan FRN Ser. B, 5.652s, 2010	1,169,214	1,187,118
Novelis, Inc. bank term loan FRN 5.46s, 2012	496,744	502,875
Novelis, Inc. bank term loan FRN Ser. B, 5.46s, 2012	862,765	873,415
PQ Corp. bank term loan FRN Ser. B, 5 1/2s, 2012	1,695,750	1,714,827
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. D, 5.93s, 2012	1,492,500	1,517,376
SGL Carbon AG bank term loan FRN 6.56s, 2009 (Germany)	630,723	633,877
Smurfit-Stone Container Corp. bank term loan FRN 3.24s, 2010	139,767	141,455

SENIOR LOANS (91.8%)* (c) continued

	Principal amount	Value

Basic Materials continued
Smurfit-Stone Container Corp. bank term loan FRN
Ser. B, 5.505s, 2011	$1,264,238	$1,280,304
Smurfit-Stone Container Corp. bank term loan FRN
Ser. C, 5.437s, 2011	388,996	393,940
St. Mary’s Cement Corp. bank term loan FRN Ser. B, 5.49s, 2009	991,197	1,001,728
		23,732,014

Beverage (0.8%)
Constellation Brands, Inc. bank term loan FRN Ser. B, 5.299s, 2011	2,095,446	2,127,139

Broadcasting (2.8%)
DirecTV Holdings, LLC bank term loan FRN Ser. B, 5.088s, 2013	1,766,667	1,784,017
Gray Television, Inc. bank term loan FRN Ser. B, 5.01s, 2012	1,728,147	1,736,787
Spanish Broadcasting Systems, Inc. bank term loan FRN
5.49s, 2012	1,696,750	1,721,141
Susquehanna Media Corp. bank term loan FRN Ser. B,
5.298s, 2012	997,500	1,007,475
Young Broadcasting, Inc. bank term loan FRN Ser. B, 5.766s, 2012	1,600,000	1,614,667
		7,864,087

Building Materials (1.8%)
Custom Building Products bank term loan FRN Ser. B, 5.74s, 2011	846,000	851,288
Masonite International Corp. bank term loan FRN
5.657s, 2013 (Canada)	872,257	874,041
Masonite International Corp. bank term loan FRN
Ser. B, 5.657s, 2013 (Canada)	873,743	875,530
NCI Building Systems, Inc. bank term loan FRN Ser. B,
5.426s, 2010	965,000	973,444
Nortek Holdings, Inc. bank term loan FRN Ser. B, 5.913s, 2011	1,586,985	1,604,839
		5,179,142

Cable Television (1.6%)
Charter PLC bank term loan FRN Ser. B, 6.93s, 2011
(United Kingdom)	742,836	744,892
Insight Midwest LP/Insight Capital, Inc. bank term
loan FRN 5.516s, 2009	1,235,472	1,251,224
Mediacom Communications Corp. bank term loan FRN
Ser. B, 5.812s, 2012	995,000	1,008,993
Olympus Cable Holdings, LLC bank term loan FRN
Ser. B, 8 1/2s, 2010	750,000	744,375
Sun Media Corp. bank term loan FRN Ser. B, 5.68s,
2009 (Canada)	741,441	750,092
		4,499,576

Capital Goods (9.3%)
ACCO Brands Corp. bank term loan FRN Ser. B, 5.266s, 2012	500,000	506,625
AGCO Corp. bank term loan FRN 5.187s, 2008	1,780,675	1,801,821
Allied Waste Industries, Inc. bank term loan FRN
Ser. A, 5.894s, 2012	544,656	549,194

SENIOR LOANS (91.8%)* (c) continued

	Principal amount	Value

Capital Goods continued
Allied Waste Industries, Inc. bank term loan FRN
Ser. B, 5.538s, 2012	$1,460,200	$1,472,312
Amsted Industries, Inc. bank term loan FRN 6.14s, 2010	720,316	729,320
Avio Holding SpA bank term loan FRN Ser. B, 6.29s, 2011 (Italy)	625,000	625,781
Avio Holding SpA bank term loan FRN Ser. C, 6.79s, 2012 (Italy)	625,000	628,125
Berry Plastics Corp. bank term loan FRN Ser. B, 5.6s, 2011	1,100,000	1,117,050
Communications & Power, Inc. bank term loan FRN 6.03s, 2010	1,652,860	1,677,653
Enersys Capital, Inc. bank term loan FRN Ser. B, 5.53s, 2011	1,243,719	1,249,937
Flowserve Corp. bank term loan FRN 5.266s, 2012	1,500,000	1,518,750
Goodman Global Holdings bank term loan FRN Ser. B,
5 7/8s, 2011	995,000	1,008,059
Graham Corp. bank term loan FRN Ser. B, 6.028s, 2011	1,296,623	1,316,342
Hexcel Corp. bank term loan FRN Ser. B, 5.363s, 2012	1,715,556	1,734,856
Invensys, PLC bank term loan FRN Ser. B-1, 6.881s,
2009 (United Kingdom)	825,583	834,871
K&F Industries bank term loan FRN Ser. B, 6.163s, 2012	1,591,250	1,615,914
Owens-Illinois, Inc. bank term loan FRN Ser. B, 5.37s, 2008	508,190	512,849
Owens-Illinois, Inc. bank term loan FRN Ser. C1, 5.45s, 2008	866,405	873,986
Polypore, Inc. bank term loan FRN 5.74s, 2011	1,217,500	1,220,544
Rexnord Corp. bank term loan FRN Ser. B, 6.126s, 2009	1,474,446	1,494,720
Roper Industries, Inc. bank term loan FRN Ser. A, 4.39s, 2009	1,446,053	1,449,669
Terex Corp. bank term loan FRN 5.68s, 2009	684,837	692,114
Terex Corp. bank term loan FRN Ser. C, 6.18s, 2009	600,000	606,750
Transdigm, Inc. bank term loan FRN Ser. C, 5.8s, 2010	987,018	1,000,178
		26,237,420

Commercial and Consumer Services (2.6%)
Alliance Laundry Systems Corp. bank term loan FRN
Ser. B, 5.8s, 2012	975,000	989,016
Ashtead Group PLC bank term loan FRN Ser. B, 6.063s,
2009 (United Kingdom)	1,600,000	1,622,000
Buhrmann US, Inc. bank term loan FRN Ser. C-1,
6.065s, 2010	990,000	1,007,325
Coinmach Corp. bank term loan FRN Ser. B, 6.599s, 2009	758,759	768,243
Corrections Corporation of America bank term loan FRN
Ser. E, 5.352s, 2008	1,509,788	1,532,435
IESI Corp. bank term loan FRN Ser. B, 5.659s, 2011	1,000,000	1,013,750
Reddy Ice Holdings, Inc. bank term loan FRN Ser. B, 5.321s, 2012	500,000	504,063
		7,436,832

Communication Services (7.1%)
Centennial Cellular Operating Co., LLC bank term loan
FRN Ser. B, 5.681s, 2011	1,687,170	1,713,080
Cincinnati Bell, Inc. bank term loan FRN Ser. B, 5.016s, 2012	1,200,000	1,206,000
Consolidated Communications Holdings bank term loan
FRN Ser. D, 5.927s, 2011	1,741,743	1,763,515
Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 5.546s, 2012	1,500,000	1,514,063

SENIOR LOANS (91.8%)* (c) continued

	Principal amount	Value

Communication Services continued
Hawaiian Telecom Communications bank term loan FRN
Ser. B, 5.73s, 2012	$1,000,000	$1,012,188
Iowa Telecommunications Service bank term loan FRN
Ser. B, 5.496s, 2011	1,500,000	1,513,751
Madison River Capital, LLC bank term loan FRN Ser. B,
6.04s, 2012	1,700,000	1,728,334
Nextel Partners, Inc. bank term loan FRN Ser. D, 4.83s, 2012	1,557,000	1,568,288
PanAmSat Corp. bank term loan FRN Ser. B1, 5.65s, 2010	1,742,470	1,761,201
Qwest Communications International, Inc. bank term
loan FRN Ser. A, 8.53s, 2007	200,000	206,250
SBA Communications Corp. bank term loan FRN Ser. D,
5.576s, 2008	1,734,953	1,747,965
Stratos Global Corp. bank term loan FRN Ser. B,
5.74s, 2010 (Canada)	1,000,000	1,002,500
Syniverse Holdings, Inc. bank term loan FRN Ser. B, 5.687s, 2012	1,525,773	1,539,123
Valor Telecommunications Enterprises, LLC/Finance Corp.
bank term loan FRN Ser. B, 5.24s, 2012	1,756,667	1,775,488
		20,051,746

Consumer (0.4%)
Jostens IH Corp. bank term loan FRN Ser. C, 5.938s, 2010	1,236,469	1,254,707

Consumer Goods (1.6%)
Burt’s Bees, Inc. bank term loan FRN Ser. B, 6.24s, 2011	746,250	753,713
Culligan Finance Corp. BV bank term loan FRN Ser. B,
6.071s, 2011 (Netherlands)	250,000	253,333
Prestige Brands, Inc. bank term loan FRN Ser. B, 6.319s, 2011	1,496,143	1,507,364
Prestige Brands, Inc. bank term loan FRN Ser. B-1, 5.188s, 2011	232,176	233,918
Spectrum Brands, Inc. bank term loan FRN Ser. B, 5.576s, 2013	1,695,750	1,717,654
		4,465,982

Consumer Services (0.4%)
Brand Services, Inc. bank term loan FRN 6.506s, 2009	750,000	759,375
United Rentals, Inc. bank term loan FRN 5.92s, 2011	412,317	416,131
United Rentals, Inc. bank term loan FRN Ser. B, 3.34s, 2011	83,507	84,280
		1,259,786

Energy (4.8%)
Complete Production Services bank term loan FRN
Ser. B, 6.266s, 2012	2,000,000	2,020,000
Dresser, Inc. bank term loan FRN 6.91s, 2010	500,000	507,500
Dresser-Rand Group, Inc. bank term loan FRN Ser. B,
5.448s, 2011	1,307,164	1,327,997
Foundation PA Coal Corp. bank term loan FRN Ser. B,
5.553s, 2011	776,596	789,107
Kerr-McGee Corp. bank term loan FRN Ser. B, 6.14s, 2011	2,000,000	2,008,500
Key Energy Services, Inc. bank term loan FRN Ser. B,
6.266s, 2012 (U)	2,000,000	2,028,750

SENIOR LOANS (91.8%)* (c) continued

	Principal amount	Value

Energy continued
Peabody Energy Corp. bank term loan FRN Ser. A, 4.201s, 2010	$991,667	$996,005
Pride International, Inc. bank term loan FRN Ser. B, 5.31s, 2011	157,083	159,309
Universal Compression, Inc. bank term loan FRN
Ser. B, 5.24s, 2012	1,695,750	1,715,534
Vulcan Energy Corp. bank term loan FRN 5.647s, 2011	1,813,342	1,838,276
		13,390,978

Entertainment (3.2%)
BLB (Wembley) bank term loan FRN 5.516s, 2011
(United Kingdom)	1,900,000	1,929,095
Cinemark, Inc. bank term loan FRN Ser. C, 5.43s, 2011	1,493,955	1,511,882
Loews Cineplex Entertainment Corp. bank term loan FRN
Ser. B, 5.88s, 2011	1,200,000	1,206,750
MGM Studios, Inc. bank term loan FRN Ser. B, 5.74s, 2011	1,700,000	1,720,613
Six Flags, Inc. bank term loan FRN Ser. B, 6.364s, 2009	1,388,992	1,400,567
Universal City Development bank term loan FRN Ser. B,
5.687s, 2011	1,092,873	1,106,989
		8,875,896

Financial (3.7%)
CCM Merger, Inc. bank term loan FRN Ser. B, 5.686s, 2012	1,900,000	1,911,875
Crescent Real Estate Equities, LP bank term loan FRN
5.76s, 2007 (R)	894,320	901,028
EPCO, Inc. bank term loan FRN Ser. B, 5.84s, 2010	1,800,000	1,828,688
Fidelity National Information Solutions bank term
loan FRN Ser. B, 5.321s, 2013	1,816,000	1,817,460
General Growth Properties, Inc. bank term loan FRN
Ser. A, 5.76s, 2007 (R)	285,851	287,709
General Growth Properties, Inc. bank term loan FRN
Ser. B, 5.49s, 2008 (R)	1,443,690	1,460,172
Hilb, Rogal & Hamilton Co. bank term loan FRN Ser. B,
5 3/4s, 2011	1,078,832	1,087,597
Maguire Properties, Inc. bank term loan FRN Ser. B,
5.3s, 2010 (R)	1,106,667	1,118,195
		10,412,724

Food (1.8%)
Del Monte Foods Co. bank term loan FRN Ser. B, 5.18s, 2012	997,500	1,009,470
Doane Pet Care Co. bank term loan FRN Ser. B, 7.414s, 2009	1,246,859	1,247,898
Dole Food Co., Inc. bank term loan FRN Ser. B, 5.382s, 2012	1,678,294	1,698,223
Pinnacle Foods Holding Corp. bank term loan FRN 6.758s, 2010	1,240,594	1,253,775
		5,209,366

Gaming & Lottery (3.9%)
Borgata Resorts bank term loan FRN Ser. B, 5.185s, 2011	1,792,496	1,805,940
Boyd Gaming Corp. bank term loan FRN Ser. B, 4.935s, 2010	1,590,000	1,604,906
Penn National Gaming, Inc. bank term loan FRN Ser. B,
5.12s, 2012	2,000,000	2,027,188

SENIOR LOANS (91.8%)* (c) continued

	Principal amount	Value

Gaming & Lottery continued
Pinnacle Entertainment, Inc. bank term loan FRN
Ser. B, 6.67s, 2010	$570,000	$574,988
Resorts International Hotel and Casino, Inc. bank term loan
FRN Ser. B, 6.2s, 2012	1,669,045	1,687,405
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. B, 6.14s, 2012	775,000	786,948
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. DD, 5.62s, 2012 (U)	775,000	786,948
Venetian Casino Resort, LLC bank term loan FRN
Ser. B, 5.24s, 2011	1,326,496	1,340,797
Venetian Casino Resort, LLC bank term loan FRN
Ser. DD, 5.462s, 2011	273,504	276,453
		10,891,573

Health Care (11.1%)
Alderwoods Group, Inc. bank term loan FRN 5.496s, 2009	2,090,262	2,117,697
Beverly Enterprises, Inc. bank term loan FRN 6.109s, 2008	994,937	996,180
Community Health Systems, Inc. bank term loan FRN
Ser. B, 5.61s, 2011	2,139,867	2,167,945
DaVita, Inc. bank term loan FRN Ser. B, 5.37s, 2012	2,050,000	2,077,903
Express Scripts, Inc. bank term loan FRN Ser. A, 4.588s, 2010	921,053	921,053
Express Scripts, Inc. bank term loan FRN Ser. B, 5.073s, 2010	747,478	751,215
Fisher Scientific International, Inc. bank term loan
FRN Ser. B, 4.99s, 2011	990,000	997,838
HCA, Inc. bank term loan FRN 4.49s, 2009	1,575,000	1,565,156
Healthsouth Corp. bank term loan FRN 6.15s, 2010	1,436,250	1,447,022
Healthsouth Corp. bank term loan FRN 3.34s, 2010	387,560	390,466
IASIS Healthcare Corp. bank term loan FRN Ser. B, 5.766s, 2011	1,290,485	1,307,768
Kinetic Concepts, Inc. bank term loan FRN Ser. B, 5.24s, 2011	1,170,168	1,183,333
LifePoint, Inc. bank term loan FRN Ser. B, 5.196s, 2012	2,008,821	2,028,192
Magellan Health Services, Inc. bank term loan FRN 3.43s, 2008	360,360	363,964
Magellan Health Services, Inc. bank term loan FRN
Ser. B, 5.855s, 2008	531,532	536,847
Mylan Laboratories, Inc. bank term loan FRN Ser. B, 7s, 2010	2,000,000	2,025,000
PacifiCare Health System, Inc. bank term loan FRN
Ser. B, 5.066s, 2010	1,493,123	1,494,990
Psychiatric Solutions, Inc. bank term loan FRN
Ser. B, 5.73s, 2012	1,750,000	1,775,156
Stewart Enterprises, Inc. bank term loan FRN Ser. B, 5.603s, 2011	1,234,342	1,249,771
Vanguard Health Systems bank term loan FRN Ser. B, 6.74s, 2011	997,487	1,007,878
Veterinary Centers of America bank term loan FRN
Ser. B, 5s, 2011	1,778,105	1,795,886
VWR International, Inc. bank term loan FRN Ser. B, 6.14s, 2011	1,206,293	1,220,618
Warner Chilcott Corp. bank term loan FRN Ser. B, 6.411s, 2012	953,637	962,833
Warner Chilcott Corp. bank term loan FRN Ser. B,
5.901s, 2012 (U)	38,644	38,924
Warner Chilcott Corp. bank term loan FRN Ser. C, 6.359s, 2012	384,269	387,975

SENIOR LOANS (91.8%)* (c) continued

	Principal amount	Value

Health Care continued
Warner Chilcott Corp. bank term loan FRN Ser. D, 6.359s, 2012	$177,522	$179,233
Warner Chilcott Corp. bank term loan FRN Ser. DD,
5.314s, 2012 (U)	193,218	194,619
		31,185,462

Homebuilding (0.8%)
Landsource, Inc. bank term loan FRN Ser. B, 6 1/8s, 2010	1,350,000	1,351,688
Southedge bank term loan FRN Ser. C, 5.563s, 2009	1,000,000	1,006,667
		2,358,355

Household Furniture and Appliances (0.6%)
Sealy Mattress Co. bank term loan FRN Ser. D, 5.237s, 2012	1,763,717	1,784,111

Media (3.3%)
Affinity Group Holdings bank term loan FRN Ser. B1, 6.52s, 2009	202,585	204,358
Affinity Group Holdings bank term loan FRN Ser. B2, 6.42s, 2009	506,463	510,895
Freedom Communications, Inc. bank term loan FRN
Ser. B, 4.83s, 2012	1,045,293	1,056,530
Regal Cinemas, Inc. bank term loan FRN Ser. B, 5.49s, 2010	1,240,832	1,253,823
Warner Music Group bank term loan FRN Ser. B, 5.586s, 2011	1,583,134	1,598,400
Emmis Communications Corp. bank term loan FRN Ser. B,
5.321s, 2010	691,504	696,085
Intelsat Bermuda, Ltd. bank term loan FRN Ser. B,
5 1/4s, 2011 (Bermuda)	1,745,000	1,758,088
Mueller Group, Inc. bank term loan FRN 6.207s, 2011	1,047,040	1,052,275
SunGard Data Systems, Inc. bank term loan FRN Ser. B, 6.28s, 2013	1,050,000	1,064,306
		9,194,760

Publishing (2.7%)
American Media Operations bank term loan FRN Ser. C,
6.254s, 2007	1,394,805	1,409,915
Dex Media East, LLC/Dex Media East Finance Co. bank
term loan FRN Ser. B, 5.348s, 2009	808,030	817,626
Dex Media West, LLC/Dex Media Finance Co. bank term
loan FRN Ser. B, 5.323s, 2010	873,363	883,982
Journal Register Co. bank term loan FRN Ser. B, 5.129s, 2012	1,500,000	1,510,782
R.H. Donnelley Finance Corp. bank term loan FRN
Ser. A-3, 5.213s, 2009	597,066	602,975
R.H. Donnelley Finance Corp. bank term loan FRN
Ser. D, 5.203s, 2011	734,057	743,586
Raycom Media, Inc. bank term loan FRN Ser. B, 5 1/2s, 2012	1,500,000	1,509,375
		7,478,241

Restaurants (1.6%)
Burger King Corp. bank term loan FRN Ser. B, 5 3/8s, 2012	1,800,000	1,827,322
Domino’s, Inc. bank term loan FRN 5 1/4s, 2010	1,552,200	1,575,483
Jack-in-the-Box, Inc. bank term loan FRN 5.326s, 2008	992,443	1,003,608
		4,406,413

SENIOR LOANS (91.8%)* (c) continued

	Principal amount	Value

Retail (3.0%)
Boise Cascade Corp. bank term loan FRN Ser. D, 5 1/4s, 2011	$2,069,250	$2,098,478
Couche-Tard US/Finance bank term loan FRN 5 3/8s, 2010	603,061	609,469
Jean Coutu Group, Inc. bank term loan FRN Ser. B,
5.937s, 2011 (Canada)	1,487,487	1,509,336
Movie Gallery, Inc. bank term loan FRN Ser. B, 6.49s, 2011	1,500,000	1,503,750
National Bedding Co., LLC bank term loan FRN 5.516s, 2011	1,750,000	1,773,517
Rite Aid Corp. bank term loan FRN 5.285s, 2009	1,041,361	1,048,304
		8,542,854

Technology (3.0%)
AMI Semiconductor, Inc. bank term loan FRN 6.505s, 2012	1,596,750	1,602,072
Hayes Corp. bank term loan FRN Ser. C, 8.917s, 2010	500,000	505,625
Iron Mountain, Inc. bank term loan FRN 5.349s, 2011	496,250	499,972
Iron Mountain, Inc. bank term loan FRN Ser. C, 5 1/8s, 2011	493,750	498,070
ON Semiconductor Corp. bank term loan FRN Ser. G,
6 1/2s, 2011	995,000	1,007,127
Seagate Technology Hdd Holdings bank term loan FRN
5.688s, 2007 (Cayman Islands)	707,011	717,616
Seagate Technology Hdd Holdings bank term loan FRN
Ser. B, 5.688s, 2007 (Cayman Islands)	282,785	287,026
UGS Corp. bank term loan FRN Ser. C, 5.49s, 2012	1,568,069	1,589,630
Xerox Corp. bank term loan FRN 5.24s, 2008	1,750,000	1,762,395
		8,469,533

Textiles (0.6%)
William Carter Holdings Co. (The) bank term loan FRN
Ser. B, 5.445s, 2012	1,750,000	1,774,063

Tire & Rubber (0.9%)
Cooper Tire & Rubber Co. bank term loan FRN Ser. B,
5 1/2s, 2012	381,417	381,099
Cooper Tire & Rubber Co. bank term loan FRN Ser. C,
5 1/2s, 2012	613,583	613,072
Goodyear Tire & Rubber Co. (The) bank term loan FRN
6.32s, 2010	1,400,000	1,415,250
		2,409,421

Transportation (2.4%)
Kansas City Southern Railway Co. bank term loan FRN
Ser. B, 5.157s, 2008	1,494,370	1,514,295
Midwestern Air Systems bank term loan FRN Ser. B, 5.961s, 2012	1,750,000	1,773,625
Rail America, Inc. bank term loan FRN Ser. B, 5 7/8s, 2011	1,422,477	1,445,593
Rail America, Inc. bank term loan FRN Ser. B, 5 7/8s, 2011	168,152	170,885
Travelcenters of America bank term loan FRN Ser. B, 5.26s, 2011	1,750,000	1,769,688
		6,674,086

SENIOR LOANS (91.8%)* (c) continued

	Principal amount	Value

Utilities & Power (4.7%)
Allegheny Energy, Inc. bank term loan FRN Ser. C, 5.339s, 2011	$1,947,811	$1,972,646
Aquila, Inc. bank term loan FRN Ser. B, 9.171s, 2009	1,250,000	1,300,000
Dynegy, Inc. bank term loan FRN Ser. B, 7.54s, 2010	1,231,341	1,235,958
El Paso Corp. bank term loan FRN Ser. B, 6.24s, 2009	955,644	969,315
El Paso Corp. bank term loan FRN 3.24s, 2009	767,000	775,842
Midwest Generation, LLC bank term loan FRN 5.445s, 2011	1,732,759	1,747,380
NRG Energy, Inc. bank term loan FRN 3.49s, 2011	678,310	685,517
NRG Energy, Inc. bank term loan FRN Ser. B, 5.255s, 2011	867,752	876,972
Regency Gas bank term loan FRN 6.249s, 2010 (U)	1,245,000	1,248,113
Texas Genco Holdings, Inc. bank term loan FRN Ser. B,
5.417s, 2011	880,192	893,395
Texas Genco Holdings, Inc. bank term loan FRN
Ser. DD, 5.41s, 2011	663,721	673,677
Williams Cos., Inc. (The) bank term loan FRN Ser. C, 5.83s, 2007	989,950	1,002,324
		13,381,139

Total senior loans (cost $257,910,483)		$258,483,022

CORPORATE BONDS AND NOTES (5.3%)*

	Principal amount	Value

Airgate PCS, Inc. company guaranty FRN 7.349s, 2011	$750,000	$778,125
AMC Entertainment, Inc. company guaranty FRN 8.04s, 2010	500,000	516,875
Bear Creek Corp. 144A sr. notes FRN 8.33s, 2012	500,000	520,000
CCO Holdings, LLC/CCO Holdings Capital Corp.
sr. notes FRN 7.995s, 2010	1,000,000	990,000
CSC Holdings, Inc. sr. notes 7 7/8s, 2007	500,000	515,000
Echostar DBS Corp. FRN 6.754s, 2008	1,000,000	1,021,250
Emmis Communications Corp. sr. notes FRN 9.745s, 2012	1,000,000	1,012,500
FelCor Lodging, LP sr. notes FRN 7.78s, 2011	750,000	781,875
Host Marriott, LP company guaranty Ser. I, 9 1/2s, 2007	500,000	525,000
Intelsat Bermuda, Ltd. 144A sr. notes FRN 8.695s,
2012 (Bermuda)	250,000	251,875
Levi Strauss & Co. sr. unsub. FRN 8.254s, 2012	500,000	502,500
Mueller Group, Inc. sec. FRN 8.443s, 2011	500,000	514,375
PRIMEDIA, Inc. sr. notes FRN 9.165s, 2010	1,000,000	1,061,250
Qwest Corp. 144A sr. notes FRN 6.37s, 2013	1,250,000	1,309,375
Rogers Wireless Communications, Inc. sec. FRN 6.535s,
2010 (Canada)	500,000	521,250
Rural Cellular Corp. sec. FRN 8.37s, 2010	750,000	776,250
Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 3/8s, 2007	750,000	777,188
SunGard Data Systems, Inc. 144A sr. unsec. FRN 8.525s, 2013	750,000	776,250
Teco Energy, Inc. 144A sr. notes FRN 5.693s, 2010	1,000,000	1,025,000
Universal City Florida Holding Co. sr. notes FRN 8.443s, 2010	670,000	701,825

Total corporate bonds and notes (cost $14,668,089)		$14,877,763

SHORT-TERM INVESTMENTS (10.7%)* (cost $30,116,605)

	Shares	Value
Putnam Prime Money Market Fund (e)	30,116,605	$30,116,605

TOTAL INVESTMENTS
Total investments (cost $302,695,177)		$303,477,390

* Percentages indicated are based on net assets of $281,706,582.

(R) Real Estate Investment Trust.

(c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at August 31, 2005. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

(e) See Note 6 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(U) A portion of the position represents unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the loan agreements. The total market value of the unfunded loan commitments at August 31, 2005 was $2,824,399 or 1.0% of net assets.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Notes (FRN) are the current interest rates at August 31, 2005.

The accompanying notes are an integral part of these financial statements.

39

Statement of assets and liabilities 8/31/05 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $272,578,572)	$273,360,785
Affiliated issuers (identified cost $30,116,605) (Note 6)	30,116,605

Cash	401,838

Interest and other receivables	1,740,227

Receivable for shares of the fund sold	4,161,114

Receivable for securities sold	1,904,674

Total assets	311,685,243

LIABILITIES
Distributions payable to shareholders	279,184

Payable for securities purchased	28,741,736

Payable for shares of the fund repurchased	447,399

Payable for compensation of Manager (Notes 2 and 6)	247,612

Payable for investor servicing and custodian fees (Note 2)	46,591

Payable for Trustee compensation and expenses (Note 2)	5,050

Payable for administrative services (Note 2)	1,391

Payable for distribution fees (Note 2)	138,424

Other accrued expenses	71,274

Total liabilities	29,978,661

Net assets	$281,706,582

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$281,246,496

Distributions in excess of net investment income (Note 1)	(36,657)

Accumulated net realized loss on investments (Note 1)	(285,470)

Net unrealized appreciation of investments	782,213

Total — Representing net assets applicable to capital shares outstanding	$281,706,582

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($183,671,015 divided by 18,336,430 shares)	$10.02

Offering price per class A share
(100/96.75 of $10.02)*	$10.36

Net asset value and offering price per class B share
($22,256,123 divided by 2,222,645 shares)**	$10.01

Net asset value and offering price per class C share
($56,480,933 divided by 5,641,390 shares)**	$10.01

Net asset value and redemption price per class M share
($19,034,336 divided by 1,900,597 shares)	$10.01

Offering price per class M share
(100/98.00 of $10.01)*	$10.21

Net asset value, offering price and redemption price per class R share
($264,175 divided by 26,376 shares)	$10.02

*	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 8/31/05 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $335,792
from investments in affiliated issuers) (Note 6)	$5,732,632

EXPENSES
Compensation of Manager (Note 2)	730,969

Investor servicing fees (Note 2)	66,355

Custodian fees (Note 2)	59,523

Trustee compensation and expenses (Note 2)	12,826

Administrative services (Note 2)	7,791

Distribution fees — Class A (Note 2)	179,400

Distribution fees — Class B (Note 2)	75,805

Distribution fees — Class C (Note 2)	205,966

Distribution fees — Class M (Note 2)	44,560

Distribution fees — Class R (Note 2)	860

Amortization of offering costs (Note 1)	29,003

Other	95,327

Fees waived and reimbursed by Manager (Notes 2 and 6)	(69,369)

Total expenses	1,439,016

Expense reduction (Note 2)	(14,884)

Net expenses	1,424,132

Net investment income	4,308,500

Net realized loss on investments (Notes 1 and 3)	(227,233)

Net unrealized appreciation of investments during the period	67,818

Net loss on investments	(159,415)

Net increase in net assets resulting from operations	$4,149,085

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Period
	8/31/05**	8/4/04*–2/28/05
Operations:
Net investment income	$ 4,308,500	$ 1,590,751

Net realized loss on investments	(227,233)	(58,237)

Net unrealized appreciation of investments	67,818	714,395

Net increase in net assets resulting from operations	4,149,085	2,246,909

Distributions to shareholders: (Note 1)

From net investment income

Class A	(2,954,300)	(1,272,628)

Class B	(318,176)	(60,019)

Class C	(691,560)	(118,068)

Class M	(433,852)	(80,750)

Class R	(6,445)	(110)

Redemption fees (Note 1)	1,948	—

Increase from capital share transactions (Note 4)	137,602,258	105,163,003

Total increase in net assets	137,348,958	105,878,337

NET ASSETS
Beginning of period (Note 5)	144,357,624	38,479,287

End of period (including distributions in excess of net
investment income of $36,657 and undistributed net
investment income of $59,176, respectively)	$281,706,582	$144,357,624

*	Commencement of operations.

**	Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Six months ended**	Period

	8/31/05	8/4/04†-2/28/05
Net asset value,
beginning of period	$10.04	$10.00

Investment operations:
Net investment income (a,d)	.21	.17

Net realized and unrealized
gain (loss) on investments	(.02)	.04

Total from
investment operations	.19	.21

Less distributions:
From net investment income	(.21)	(.17)

Total distributions	(.21)	(.17)

Redemption fees	—(e)	—

Net asset value,
end of period	$10.02	$10.04

Total return at
net asset value (%)(b)	1.88*	2.09*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$183,671	$89,085

Ratio of expenses to
average net assets (%)(c,d)	.54*	.63*

Ratio of net investment income
to average net assets (%)(d)	2.04*	1.73*

Portfolio turnover (%)	29.24*	51.36*

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended August 31, 2005 and February 28, 2005 reflect a reduction of 0.03% and 0.16%, respectively, of average net assets for class A shares (Notes 2 and 6).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

	Six months ended**	Period
	8/31/05	9/7/04†-2/28/05

Net asset value,
beginning of period	$10.03	$9.95

Investment operations:
Net investment income (a,d)	.17	.12

Net realized and unrealized
gain (loss) on investments	(.01)	.08

Total from
investment operations	.16	.20

Less distributions:
From net investment income	(.18)	(.12)

Total distributions	(.18)	(.12)

Redemption fees	—(e)	—

Net asset value,
end of period	$10.01	$10.03

Total return at
net asset value (%)(b)	1.56*	1.99*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$22,256	$8,961

Ratio of expenses to
average net assets (%)(c,d)	.85*	.83*

Ratio of net investment income
to average net assets (%)(d)	1.74*	1.31*

Portfolio turnover (%)	29.24*	51.36*

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended August 31, 2005 and February 28, 2005 reflect a reduction of 0.03% and 0.14%, respectively, of average net assets for class B shares (Notes 2 and 6).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

	Six months ended**	Period
	8/31/05	9/7/04†-2/28/05

Net asset value,
beginning of period	$10.03	$9.95

Investment operations:
Net investment income (a,d)	.17	.10

Net realized and unrealized
gain (loss) on investments	(.02)	.09

Total from
investment operations	.15	.19

Less distributions:
From net investment income	(.17)	(.11)

Total distributions	(.17)	(.11)

Redemption fees	—(e)	—

Net asset value,
end of period	$10.01	$10.03

Total return at
net asset value (%)(b)	1.50*	1.92*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$56,481	$24,467

Ratio of expenses to
average net assets (%)(c,d)	.92*	.90*

Ratio of net investment income
to average net assets (%)(d)	1.66*	1.25*

Portfolio turnover (%)	29.24*	51.36*

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended August 31, 2005 and February 28, 2005 reflect a reduction of 0.03% and 0.14%, respectively, of average net assets for class C shares (Notes 2 and 6).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

	Six months ended**	Period
	8/31/05	9/7/04†-2/28/05

Net asset value,
beginning of period	$10.03	$9.95

Investment operations:
Net investment income (a,d)	.19	.12

Net realized and unrealized
gain (loss) on investments	(.01)	.10

Total from
investment operations	.18	.22

Less distributions:

From net investment income	(.20)	(.14)

Total distributions	(.20)	(.14)

Redemption fees	—(e)	—

Net asset value,
end of period	$10.01	$10.03

Total return at
net asset value (%)(b)	1.82*	2.22*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$19,034	$21,834

Ratio of expenses to
average net assets (%)(c,d)	.62*	.61*

Ratio of net investment income
to average net assets (%)(d)	1.92*	1.57*

Portfolio turnover (%)	29.24*	51.36*

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended August 31, 2005 and February 28, 2005 reflect a reduction of 0.03% and 0.14%, respectively, of average net assets for class M shares (Notes 2 and 6).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

	Six months ended**	Period
	8/31/05	9/7/04†-2/28/05

Net asset value,
beginning of period	$10.03	$9.95

Investment operations:
Net investment income (a,d)	.19	.14

Net realized and unrealized
gain (loss) on investments	(.01)	.07

Total from
investment operations	.18	.21

Less distributions:
From net investment income	(.19)	(.13)

Total distributions	(.19)	(.13)

Redemption fees	—(e)	—

Net asset value,
end of period	$10.02	$10.03

Total return at
net asset value (%)(b)	1.84*	2.17*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$264	$10

Ratio of expenses to
average net assets (%)(c,d)	.67*	.66*

Ratio of net investment income
to average net assets (%)(d)	1.92*	1.44*

Portfolio turnover (%)	29.24*	51.36*

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended August 31, 2005 and February 28, 2005 reflect a reduction of 0.03% and 0.14%, respectively, of average net assets for class R shares (Notes 2 and 6).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/05 (Unaudited)

Note 1: Significant accounting policies

Putnam Floating Rate Income Fund (the “fund”) is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund will invest primarily in income-producing floating rate loans and other floating rate debt securities.

The fund offers class A, class B, class C, class M, and class R shares. Effective October 3, 2005 the fund began offering class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based

49

on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 28, 2005, the fund had a capital loss carryover of $55,084 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on February 28, 2013.

The aggregate identified cost on a tax basis is $302,698,330, resulting in gross unrealized appreciation and depreciation of $1,444,463 and $665,403, respectively, or net unrealized appreciation of $779,060.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

G) Offering costs The offering costs of $66,024 have been fully amortized on a straight-line basis over a twelve-month period as of August 31, 2005.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through February 28, 2006, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2006, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and payments under the fund’s distribution plan) would exceed an annual rate of 0.85% of the fund’s average net assets.

For the period ended August 31, 2005, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $51,595 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by PFTC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended August 31, 2005, the fund paid PFTC $125,870 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended August 31, 2005, the fund’s expenses were reduced by $14,884 under these arrangements.

51

Each independent Trustee of the fund receives an annual Trustee fee, of which $250, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended August 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $28,703 and $795 from the sale of class A and class M shares, respectively, and received $30,578 and $19,030 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2005, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended August 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $197,044,920 and $63,226,073, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount	CLASS C	Shares	Amount
Six months ended 8/31/05:			Six months ended 8/31/05:
Shares sold	12,329,413	$123,412,186	Shares sold	3,764,005	$37,649,028

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	197,092	1,928,234	of distributions	46,446	464,239

	12,526,505	125,340,420		3,810,451	38,113,267

Shares			Shares
repurchased	(3,066,881)	(30,644,799)	repurchased	(608,239)	(6,077,237)

Net increase	9,459,624	$ 94,695,621	Net increase	3,202,212	$32,036,030

For the period 8/4/04 (commencement of operations)			For the period 9/7/04 (commencement of operations)
to 2/28/05:			to 2/28/05:
Shares sold	10,937,932	$109,234,059	Shares sold	2,551,959	$25,493,291

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	103,324	1,032,370	of distributions	7,546	75,519

	11,041,256	110,266,429		2,559,505	25,568,810

Shares			Shares
repurchased	(6,012,379)	(60,165,718)	repurchased	(120,327)	(1,203,638)

Net increase	5,028,877	$ 50,100,711	Net increase	2,439,178	$24,365,172

CLASS B	Shares	Amount	CLASS M	Shares	Amount
Six months ended 8/31/05:			Six months ended 8/31/05:
Shares sold	1,745,678	$17,471,207	Shares sold	968,485	$ 9,713,555

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	27,287	272,732	of distributions	28,927	289,394

	1,772,965	17,743,939		997,412	10,002,949

Shares			Shares
repurchased	(443,328)	(4,425,400)	repurchased	(1,272,817)	(12,710,264)

Net increase	1,329,637	$13,318,539	Net decrease	(275,405)	$ (2,707,315)

For the period 9/7/04 (commencement of operations)			For the period 9/7/04 (commencement of operations)
to 2/28/05:			to 2/28/05:
Shares sold	957,983	$ 9,562,890	Shares sold	2,694,539	$ 26,961,364

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	5,003	50,085	of distributions	5,773	57,845

	962,986	9,612,975		2,700,312	27,019,209

Shares			Shares
repurchased	(69,978)	(699,737)	repurchased	(524,310)	(5,245,528)

Net increase	893,008	$ 8,913,238	Net increase	2,176,002	$ 21,773,681

CLASS R	Shares	Amount
Six months ended 8/31/05:
Shares sold	164,716	$1,650,634

Shares issued
in connection
with reinvestment
of distributions	645	6,445

	165,361	1,657,079

Shares
repurchased	(140,009)	(1,397,696)

Net increase	25,352	$259,383

For the period 9/7/04 (commencement of operations) to 2/28/05:

Shares sold	1,013	$10,091

Shares issued
in connection
with reinvestment
of distributions	11	110

	1,024	10,201

Shares
repurchased	—	—

Net increase	1,024	$10,201

At August 31, 2005, Putnam, LLC owned 805 class R shares of the fund (3.1% of class R shares outstanding), valued at $8,066.

Note 5: Initial capitalization and offering of shares

Prior to August 4, 2004, the fund had no operations other than those related to organizational matters. A capital contribution of $38,479,287 and the issuance of 3,847,929 shares to Putnam, LLC was made on August 4, 2004.

Note 6: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended August 31, 2005, management fees paid were reduced by $17,774 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $335,792 for the period ended August 31, 2005. During the period ended August 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $120,705,081 and $105,024,185, respectively.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being

54

paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Beth S. Mazor
Vice President
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
James P. Pappas
Vice President
Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President
and Chief Legal Officer
Charles A. Ruys de Perez
Vice President
and Chief Compliance Officer
Judith Cohen
Vice President, Clerk
and Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

| Not FDIC Insured | May Lose Value | No Bank Guarantee |

SA096 226722 10/05

Item 2. Code of Ethics: Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable Item 5. Audit Committee: Not applicable Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a)	Not applicable

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):	/s/ Michael T. Healy
Michael T. Healy
Principal Accounting Officer
Date: November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: November 7, 2005

By (Signature and Title):	/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: November 7, 2005

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Income Strategies Fund*

8|31|05

Semiannual Report

*Formerly Putnam Income Opportunities Fund

PUTNAM INVESTMENTS

ASSET ALLOCATION FUNDS
invest in a mix of asset classes
to help weather changing market
environments.

The following report contains a list of your fund’s portfolio holdings and complete financial statements for the six months ended August 31, 2005. It also contains expense information, details about your fund’s management team, and brokerage commissions information for the same period, as well as information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

Following the close of the fund’s semiannual period, the fund was renamed Putnam Income Strategies Fund and made available for public sale. Accordingly, this report contains information relating only to class A shares of the fund.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Income Strategies Fund from March 1, 2005, to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. Information is shown for class A shares only.

Class A
Expenses paid per $1,000*	$ 3.82

Ending value (after expenses)	$1,022.30

* Expenses are calculated using the fund’s annualized expense ratio, 0.75%, which represents the fund's ongoing expenses as a percentage of net assets for the period from 3/01/05 to 8/31/05. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Effective 9/12/05, class A shares will begin making payments under the class A distribution plan equal to 0.25% of the average net assets attributable to class A shares. Had this payment been in effect for the period 3/1/05 to 8/31/05 the estimated expenses paid per $1,000 would have been $5.09 and the estimated ending value (after expenses) would have been $1,021.30.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2005, use the calculation method below. To find the value of your investment on March 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

3

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A
Expenses paid per $1,000*	$ 3.82

Ending value (after expenses)	$1,021.42

* Expenses are calculated using the fund’s annualized expense ratio, 0.75%, which represents the fund's ongoing expenses as a percentage of net assets for the period from 3/1/05 to 8/31/05. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Effective 9/12/05, class A shares will begin making payments under the class A distribution plan equal to 0.25% of the average net assets attributable to class A shares. Had this payment been in effect for the period 3/1/05 to 8/31/05 the expenses paid per $1,000 would have been $5.09 and the ending value (after expenses) would have been $1,020.16.

4

Your fund’s management

Your fund is managed by the members of the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader, and Robert Kea and Robert Schoen are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005.

		$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year $0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Jeffrey Knight	2005				*
Portfolio Leader

Robert Kea	2005 *
Portfolio Member

Robert Schoen	2005 *
Portfolio Member

Putnam Income Strategies Fund’s inception date was September 13, 2004.

5

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is less than $10,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and Putnam RetirementReady® Funds. He is also a Portfolio Member of The George Putnam Fund of Boston.

Robert Kea and Robert Schoen are also Portfolio Members of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and Putnam RetirementReady Funds.

Jeffrey Knight, Robert Kea, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Since your fund’s inception on September 13, 2004, Portfolio Member Bruce MacDonald left your fund’s management team.

6

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	*
Chief Technology Officer

Joshua Brooks	2005	*
Deputy Head of Investments

William Connolly	2005	*
Head of Retail Management

Kevin Cronin	2005	*
Head of Investments

Charles Haldeman, Jr.	2005	*
President and CEO

Amrit Kanwal	2005	*
Chief Financial Officer

Steven Krichmar	2005	*
Chief of Operations

Francis McNamara, III	2005	*
General Counsel

Richard Robie, III	2005	*
Chief Administrative Officer

Edward Shadek	2005	*
Deputy Head of Investments

Sandra Whiston	2005	*
Head of Institutional Management

7

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that

8

  each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of manage- ment, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 54th percentile in management fees as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). As a general matter, the Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for manage- ment and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee break- points. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consul- tation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds’ current breakpoint structure, but ulti- mately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

9

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

10

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

11

Other information for shareholders

A note about duplicate mailings

In response to investors’ requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

12

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

13

The fund’s portfolio 8/31/05 (Unaudited)

CORPORATE BONDS AND NOTES (37.5%)*

	Principal amount	Value

Basic Materials (0.1%)
Equistar Chemicals LP/Equistar Funding Corp. company
guaranty 10 1/8s, 2008	$5,000	$5,506

Capital Goods (0.4%)
BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011	5,000	5,225
Invensys, PLC notes 9 7/8s, 2011 (United Kingdom)	5,000	5,025
L-3 Communications Corp. 144A sr. sub. notes 6 3/8s, 2015	5,000	5,075
Solo Cup Co. sr. sub. notes 8 1/2s, 2014	5,000	4,863
		20,188

Communication Services (0.7%)
Nextel Communications, Inc. sr. notes Ser. F, 5.95s, 2014	20,000	20,779
Qwest Corp. notes 8 7/8s, 2012	15,000	16,388
		37,167

Consumer Cyclicals (1.2%)
Dana Corp. notes 6 1/2s, 2009	5,000	4,969
Ford Motor Co. notes 7.45s, 2031	5,000	3,998
Ford Motor Credit Corp. bonds 7 3/8s, 2011	10,000	9,861
Ford Motor Credit Corp. notes 7 7/8s, 2010	5,000	5,027
General Motors Acceptance Corp. sr. notes Ser. GM, 6.311s, 2007	12,000	11,734
John Q. Hammons Hotels LP/John Q. Hammons Hotels
Finance Corp. III 1st mtge. Ser. B, 8 7/8s, 2012	3,049	3,354
Levi Strauss & Co. sr. notes 12 1/4s, 2012	5,000	5,619
MeriStar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)	5,000	5,375
Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010	5,000	5,275
Scientific Games Corp. 144A sr. sub. notes 6 1/4s, 2012	5,000	5,063
Standard Pacific Corp. sr. notes 7s, 2015	5,000	4,925
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	5,000	5,000
		70,200

Consumer Staples (0.8%)
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	5,000	4,625
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/07), 2014 ††	10,000	7,138
Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008	5,000	5,263
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	5,000	5,263
Granite Broadcasting Corp. sec. notes 9 3/4s, 2010	5,000	4,719
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s, 2014 (Canada)	5,000	5,125
Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)	5,000	5,513
Rite Aid Corp. sr. notes 9 1/4s, 2013	5,000	4,850
Sirius Satellite Radio, Inc. 144A sr. notes 9 5/8s, 2013	5,000	4,913
		47,409

Energy (0.1%)
Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012	5,000	5,375

14

CORPORATE BONDS AND NOTES (37.5%)* continued

	Principal amount		Value
Financial (3.9%)
Bayerische Landesbank bonds Ser. 5, 5 1/4s,
2009 (Germany)	EUR	23,000	$30,899
Depfa ACS Bank sr. sec. public loan
notes 3 1/4s, 2008 (Ireland)	EUR	150,000	188,144
			219,043

Government (2.1%)
European Investment Bank supranational bank
bonds 3 1/2s, 2014 (Supra-Nation)	CHF	40,000	35,888
Norddeutsche Landesbank Girozentrale
bonds Ser. 7, 5 3/4s, 2010 (Germany)	EUR	24,000	33,925
Oester Postspark Bawag foreign government
guaranty Ser. EMTN, 3 1/4s, 2011 (Austria)	CHF	60,000	51,731
			121,544

Health Care (0.5%)
AmerisourceBergen Corp. company guaranty 7 1/4s, 2012		$3,049	3,529
Community Health Systems, Inc. sr. sub. notes 6 1/2s, 2012		5,000	5,056
DaVita, Inc. 144A sr. notes 6 5/8s, 2013		5,000	5,075
Stewart Enterprises, Inc. 144A sr. notes 6 1/4s, 2013		5,000	4,813
Tenet Healthcare Corp. sr. notes 6 1/2s, 2012		10,000	9,450
			27,923

Other (26.7%)
Core Investment Grade Bond Trust I pass-through
certificates 4.659s, 2007		213,530	214,314
Dow Jones CDX HY 144A pass-through certificates
7 3/4s, 2009		371,250	376,819
Dow Jones CDX HY 144A pass-through certificates
Ser. 3-2, 6 3/8s, 2009		160,000	162,000
Dow Jones CDX HY 144A pass-through certificates
Ser. 3-3, 8s, 2009		312,727	317,418
iBond Securities, PLC sec. FRN Ser. 4C,
2.466s, 2009 (Ireland)	EUR	150,000	184,971
Lehman Brothers HY 144A TRAINS (Targeted Return
Index Securities) FRN Ser. 2005-1, 7.651s, 2015		$243,903	253,659
			1,509,181

Technology (0.2%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012		5,000	5,081
SunGard Data Systems, Inc. 144A
sr. sub. notes 10 1/4s, 2015		4,000	4,180
			9,261

Transportation (0.1%)
Kansas City Southern Railway Co. company
guaranty 9 1/2s, 2008		5,000	5,469

15

CORPORATE BONDS AND NOTES (37.5%)* continued

	Principal amount	Value
Utilities & Power (0.7%)
DPL, Inc. sr. notes 6 7/8s, 2011	$4,000	$4,380
Dynegy Holdings, Inc. 144A sec. notes 10 1/8s, 2013	5,000	5,588
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	5,000	5,000
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	10,000	11,200
Williams Cos., Inc. (The) notes 7 5/8s, 2019	10,000	11,100
		37,268

Total corporate bonds and notes (cost $2,107,559)		$2,115,534

COMMON STOCKS (27.0%)*

	Shares	Value
Basic Materials (0.6%)
Dow Chemical Co. (The)	157	$6,782
Eastman Chemical Co.	156	7,483
Freeport-McMoRan Copper & Gold, Inc. Class B	54	2,277
PPG Industries, Inc.	135	8,502
Southern Peru Copper Corp. (Peru)	182	8,914
		33,958

Capital Goods (1.2%)
Applied Industrial Technologies, Inc.	171	6,141
Autoliv, Inc. (Sweden)	174	7,743
Boeing Co. (The)	155	10,388
Cummins, Inc.	83	7,177
Emerson Electric Co.	141	9,486
Kimball International, Inc. Class B	269	3,400
Rockwell Automation, Inc.	160	8,326
Standard Register Co. (The)	673	10,559
USEC, Inc.	606	7,133
		70,353

Communication Services (0.5%)
Citizens Communications Co.	543	7,407
Commonwealth Telephone Enterprises, Inc.	201	8,088
Sprint Corp. (FON Group)	52	1,348
Verizon Communications, Inc.	311	10,173
		27,016

Conglomerates (0.4%)
3M Co.	136	9,676
General Electric Co.	324	10,890
Harsco Corp.	46	2,698
		23,264

Consumer Cyclicals (1.8%)
American Eagle Outfitters, Inc.	343	9,820
Ameristar Casinos, Inc.	338	7,764

16

COMMON STOCKS (27.0%)* continued

	Shares	Value
Consumer Cyclicals continued
Cato Corp. (The) Class A	210	$4,074
Cherokee, Inc.	251	8,368
Childrens Place Retail Stores, Inc. (The) †	190	7,773
Dex Media, Inc.	108	2,754
Discovery Holding Co. Class A †	66	999
Dreamworks Animation SKG, Inc. Class A †	80	2,082
Federated Department Stores, Inc.	68	4,691
Host Marriott Corp. (R)	308	5,387
McGraw-Hill Companies, Inc. (The)	118	5,690
NBTY, Inc. †	33	722
Nordstrom, Inc.	274	9,201
R. H. Donnelley Corp. †	42	2,700
Reader’s Digest Association, Inc. (The) Class A	116	1,886
Regal Entertainment Group Class A	38	743
Sabre Holdings Corp.	159	3,050
Stanley Works (The)	40	1,830
Startek, Inc.	46	617
Time Warner, Inc.	387	6,935
USG Corp. †	123	7,731
Viacom, Inc. Class B	200	6,798
Wiley (John) & Sons	61	2,663
		104,278

Consumer Staples (1.5%)
AFC Enterprises	400	5,308
Albertson’s, Inc.	298	5,999
Altria Group, Inc.	115	8,131
Clorox Co.	100	5,757
Ihop Corp.	35	1,406
Ingles Markets, Inc. Class A	644	9,628
Kimberly-Clark Corp.	109	6,793
Labor Ready, Inc. †	131	2,976
Loews Corp. - Carolina Group	234	9,035
Longs Drug Stores, Inc.	171	7,250
Reynolds American, Inc.	92	7,722
Sara Lee Corp.	110	2,090
Vector Group, Ltd.	534	10,680
		82,775

Energy (1.3%)
Chevron Corp.	200	12,280
ConocoPhillips	230	15,166
ExxonMobil Corp. #	485	29,052
Marathon Oil Corp.	75	4,823
Sunoco, Inc.	136	9,887
		71,208

17

COMMON STOCKS (27.0%)* continued

	Shares	Value

Financial (9.6%)
AMB Property Corp. (R)	137	$6,073
American Financial Group, Inc.	54	1,811
American Home Mortgage Investment Corp. (R)	120	3,839
Apartment Investment & Management Co. Class A (R)	87	3,471
Archstone-Smith Operating Trust (R)	187	7,536
Avalonbay Communities, Inc. (R)	71	5,967
Bank of America Corp.	436	18,761
Boston Properties, Inc. (R)	147	10,459
BRE Properties (R)	61	2,525
Calamos Asset Management, Inc. Class A	179	4,822
Camden Property Trust (R)	81	4,236
Capital Automotive (R)	108	3,874
CarrAmerica Realty Corp. (R)	135	4,872
CBL & Associates Properties (R)	140	5,939
CharterMac	336	7,409
Citigroup, Inc.	344	15,057
Commerce Group, Inc.	54	3,149
Commercial Net Lease Realty (R)	121	2,416
Corus Bankshares, Inc.	74	4,306
Countrywide Financial Corp.	207	6,995
Cousins Properties, Inc. (R)	135	4,092
Crescent Real Estate Equities Co. (R)	277	5,438
Developers Diversified Realty Corp. (R)	59	2,831
Duke Realty Investments, Inc. (R)	107	3,503
ECC Capital Corp. (R)	294	1,382
Entertainment Properties Trust (R)	72	3,280
Equity Inns, Inc. (R)	200	2,570
Equity Office Properties Trust (R)	388	12,920
Equity Residential Properties Trust (R)	270	10,198
Essex Property Trust, Inc. (R)	55	4,837
Federal Realty Investment Trust (R)	54	3,344
First American Corp.	171	7,115
General Growth Properties, Inc. (R)	187	8,432
Harris & Harris Group, Inc. †	70	805
Health Care Property Investors, Inc. (R)	93	2,527
Healthcare Realty Trust, Inc. (R)	80	3,096
Highwoods Properties, Inc. (R)	135	4,169
Home Properties of NY, Inc. (R)	101	4,142
Hospitality Properties Trust (R)	64	2,775
HRPT Properties Trust (R)	809	10,355
IndyMac Bancorp, Inc.	242	9,639
Interactive Data Corp.	197	4,509
Kilroy Realty Corp. (R)	53	2,794
Kimco Realty Corp. (R)	236	7,462
Lehman Brothers Holdings, Inc.	100	10,566
Liberty Property Trust (R)	141	6,119
Lincoln National Corp.	105	5,207
Macerich Co. (The) (R)	38	2,473
Mack-Cali Realty Corp. (R)	108	4,757

18

COMMON STOCKS (27.0%)* continued

	Shares	Value

Financial continued
MCG Capital Corp.	113	$2,059
Morgan Stanley	230	11,700
Nationwide Financial Services, Inc. Class A	171	6,594
Nationwide Health Properties, Inc. (R)	178	4,162
New Century Financial Corp. (R)	67	2,880
New Plan Excel Realty Trust (R)	191	4,574
Novastar Financial, Inc. (R)	125	4,280
Omega Healthcare Investors, Inc. (R)	200	2,656
Pan Pacific Retail Properties, Inc. (R)	50	3,314
ProLogis Trust (R)	216	9,398
Providian Financial Corp. †	228	4,241
Public Storage, Inc. (R)	76	5,132
R&G Financial Corp. Class B (Puerto Rico)	269	4,070
RAIT Investment Trust (R)	196	5,858
Realty Income Corp. (R)	121	2,883
Reckson Associates Realty Corp. (R)	80	2,652
Regency Centers Corp. (R)	39	2,275
S&P 500 Index Depositary Receipts (SPDR Trust Series 1)	376	46,090
Saxon Capital, Inc. (R)	399	5,055
Senior Housing Properties Trust (R)	195	3,705
Simon Property Group, Inc. (R)	200	15,214
SL Green Realty Corp. (R)	39	2,579
streetTRACKS Dow Jones Stoxx 50 Fund	1,497	58,084
Tanger Factory Outlet Centers (R)	126	3,493
U.S. Bancorp	344	10,052
UICI	223	6,882
Universal Health Realty Income Trust (R)	66	2,276
Urstadt Biddle Properties, Inc. Class A (R)	139	2,402
Value Line, Inc.	48	1,908
Ventas, Inc. (R)	100	3,115
Vornado Realty Trust (R)	110	9,462
Weingarten Realty Investors (R)	80	3,084
Westcorp	72	4,446
Zenith National Insurance Corp.	168	10,609
		542,038

Health Care (2.0%)
Abbott Laboratories	285	12,862
Aetna, Inc.	46	3,665
Applera Corp. – Celera Genomics Group †	165	1,937
Bausch & Lomb, Inc.	34	2,577
Becton, Dickinson and Co.	141	7,421
Bristol-Myers Squibb Co.	475	11,623
Computer Programs & Systems, Inc.	173	5,723
eResearch Technology, Inc. †	143	2,205
Genesis HealthCare Corp. †	46	1,845
Johnson & Johnson #	310	19,651
Merck & Co., Inc.	421	11,885
PerkinElmer, Inc.	373	7,721
Pfizer, Inc.	266	6,775

19

COMMON STOCKS (27.0%)* continued

	Shares	Value

Health Care continued
Schering-Plough Corp.	111	$2,377
UnitedHealth Group, Inc.	242	12,463
West Pharmaceutical Services, Inc.	67	1,899
		112,629

Other (4.6%)
iShares MSCI Pacific ex-Japan Index Fund	323	31,909
iShares Russell 1000 Growth Index Fund	3,426	191,959
iShares Russell 2000 Index Fund	19	1,264
iShares S&P Latin America 40 Index Fund	342	35,602
		260,734

Technology (2.6%)
Adobe Systems, Inc.	163	4,408
Agere Systems, Inc. †	290	3,283
Autodesk, Inc.	251	10,843
Brocade Communications Systems, Inc. †	886	3,535
Cisco Systems, Inc. †	661	11,647
Comtech Telecommunications Corp. †	260	9,126
Dell, Inc. †	87	3,097
FEI Co. †	35	733
Freescale Semiconductor, Inc. Class B †	231	5,562
Infospace, Inc. †	118	2,945
Intel Corp.	724	18,621
Intergraph Corp. †	65	2,653
j2 Global Communications, Inc. †	117	4,391
Linear Technology Corp.	40	1,517
McAfee, Inc. †	73	2,237
Microsoft Corp. #	877	24,030
Motorola, Inc.	534	11,684
National Semiconductor Corp.	9	224
Qualcomm, Inc.	229	9,094
SpectraLink Corp.	377	4,860
Texas Instruments, Inc.	360	11,765
Veeco Instruments, Inc. †	53	974
		147,229

Transportation (0.2%)
Burlington Northern Santa Fe Corp.	35	1,856
FedEx Corp.	39	3,176
Norfolk Southern Corp.	163	5,804
Overseas Shipholding Group	29	1,773
		12,609

Utilities & Power (0.7%)
Energen Corp.	53	2,031
Equitable Resources, Inc.	144	10,858
National Fuel Gas Co.	186	5,600

20

COMMON STOCKS (27.0%)* continued

		Shares	Value
Utilities & Power continued
ONEOK, Inc.		83	$2,822
PG&E Corp.		145	5,440
TXU Corp.		85	8,247
WGL Holdings, Inc.		52	1,709
			36,707

Total common stocks (cost $1,373,016)			$1,524,798

FOREIGN GOVERNMENT BONDS AND NOTES (15.0%)*

	Principal amount		Value
Austria (Republic of ) 144A notes Ser. EMTN,
3.8s, 2013	EUR	52,000	$67,768
Canada Housing Trust govt. guaranty 5.1s, 2007	CAD	100,000	87,565
Denmark (Kingdom of ) bonds 6s, 2009	DKK	149,000	28,026
France (Government of ) bonds 5 1/2s, 2029	EUR	63,000	101,216
France (Government of ) bonds 4s, 2013	EUR	32,974	43,569
Germany (Federal Republic of ) bonds 5s, 2012	EUR	30,000	41,668
Germany (Federal Republic of )
bonds Ser. 97, 6s, 2007	EUR	40,000	51,647
Ireland (Republic of ) bonds 5s, 2013	EUR	30,000	42,141
Netherlands (Government of ) bonds 5s, 2012	EUR	70,000	97,614
Norwegian (Government of ) bonds 5 1/2s, 2009	NOK	300,000	51,053
Spain (Government of ) bonds 6.15s, 2013	EUR	26,000	38,846
Spain (Kingdom of ) bonds 5s, 2012	EUR	20,000	27,890
Sweden (Government of ) debs. Ser. 1041,
6 3/4s, 2014	SEK	125,000	21,258
United Kingdom treasury bonds 4 1/4s, 2036	GBP	10,000	18,164
United Kingdom treasury bonds 7 1/2s, 2006	GBP	69,000	129,163

Total foreign government bonds and notes (cost $815,618)			$847,588

COLLATERALIZED MORTGAGE OBLIGATIONS (6.1%)*

	Principal amount		Value
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class H, 6.34s, 2030		$6,000	$5,318
CS First Boston Mortgage Securities Corp. Ser. 97-C2,
Class F, 7.46s, 2035		7,000	7,633
Fannie Mae
Ser. 02-T12, Class A4, 9 1/2s, 2042		619	670
Ser. 02-T4, Class A4, 9 1/2s, 2041		2,674	2,889
Ser. 02-T6, Class A3, 9 1/2s, 2041		1,098	1,185
Ser. 00-42, Class B2, 8s, 2030		164	178
Ser. 00-17, Class PA, 8s, 2030		771	832
Ser. 00-18, Class PA, 8s, 2030		721	778

21

COLLATERALIZED MORTGAGE OBLIGATIONS (6.1%)* continued

	Principal amount	Value
Fannie Mae
Ser. 00-19, Class PA, 8s, 2030	$781	$843
Ser. 00-20, Class PA, 8s, 2030	441	477
Ser. 00-21, Class PA, 8s, 2030	1,257	1,359
Ser. 00-22, Class PA, 8s, 2030	910	983
Ser. 97-37, Class PB, 8s, 2027	2,103	2,283
Ser. 97-13, Class TA, 8s, 2027	325	353
Ser. 97-21, Class PA, 8s, 2027	1,232	1,336
Ser. 97-22, Class PA, 8s, 2027	2,366	2,568
Ser. 97-16, Class PE, 8s, 2027	794	861
Ser. 97-25, Class PB, 8s, 2027	809	876
Ser. 95-12, Class PD, 8s, 2025	536	581
Ser. 95-5, Class A, 8s, 2025	584	635
Ser. 95-5, Class TA, 8s, 2025	147	161
Ser. 95-6, Class A, 8s, 2025	397	431
Ser. 95-7, Class A, 8s, 2025	509	554
Ser. 94-106, Class PA, 8s, 2024	756	823
Ser. 94-95, Class A, 8s, 2024	1,186	1,291
Ser. 05-W3, Class 1A, 7 1/2s, 2045	8,000	8,618
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	5,217	5,590
Ser. 04-W12, Class 1A4, 7 1/2s, 2044	4,014	4,301
Ser. 04-W14, Class 2A, 7 1/2s, 2044	872	931
Ser. 04-W8, Class 3A, 7 1/2s, 2044	2,032	2,180
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	10,099	10,825
Ser. 04-W2, Class 5A, 7 1/2s, 2044	7,383	7,917
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	1,906	2,039
Ser. 03-W1, Class 2A, 7 1/2s, 2042	27,006	28,747
Ser. 03-W4, Class 4A, 7 1/2s, 2042	426	454
Ser. 02-T18, Class A4, 7 1/2s, 2042	4,973	5,316
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	1,097	1,172
Ser. 02-T16, Class A3, 7 1/2s, 2042	12,958	13,847
Ser. 02-T19, Class A3, 7 1/2s, 2042	6,175	6,599
Ser. 02-W6, Class 2A, 7 1/2s, 2042	4,161	4,438
Ser. 02-W4, Class A5, 7 1/2s, 2042	4,008	4,278
Ser. 02-W1, Class 2A, 7 1/2s, 2042	6,332	6,719
Ser. 02-T6, Class A2, 7 1/2s, 2041	2,512	2,671
Ser. 01-T12, Class A2, 7 1/2s, 2041	1,516	1,615
Ser. 01-T8, Class A1, 7 1/2s, 2041	2,461	2,615
Ser. 01-T7, Class A1, 7 1/2s, 2041	11,365	12,063
Ser. 01-T3, Class A1, 7 1/2s, 2040	241	256
Ser. 01-T1, Class A1, 7 1/2s, 2040	253	269
Ser. 99-T2, Class A1, 7 1/2s, 2039	373	398
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	4,946	5,274
Ser. 02-W7, Class A5, 7 1/2s, 2029	982	1,049
Ser. 01-T4, Class A1, 7 1/2s, 2028	502	539
Ser. 02-W3, Class A5, 7 1/2s, 2028	1,798	1,918
Ser. 02-26, Class A1, 7s, 2048	2,560	2,698
Ser. 04-T3, Class 1A3, 7s, 2044	5,467	5,788
Ser. 03-W3, Class 1A2, 7s, 2042	2,527	2,667
Ser. 02-T16, Class A2, 7s, 2042	2,749	2,902

22

COLLATERALIZED MORTGAGE OBLIGATIONS (6.1%)* continued

	Principal amount	Value

Fannie Mae
Ser. 01-T10, Class A1, 7s, 2041	$2,592	$2,728
Ser. 04-W1, Class 2A2, 7s, 2033	11,751	12,437
IFB Ser. 05-74, Class SE, IO, 2.53s, 2035	205,568	8,457
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	602	651
Ser. T-60, Class 1A3, 7 1/2s, 2044	9,017	9,617
Ser. T-59, Class 1A3, 7 1/2s, 2043	5,295	5,683
Ser. T-57, Class 1A3, 7 1/2s, 2043	6,787	7,258
Ser. T-51, Class 2A, 7 1/2s, 2042	27,626	29,377
Ser. T-42, Class A5, 7 1/2s, 2042	1,197	1,276
Ser. T-41, Class 3A, 7 1/2s, 2032	6,922	7,364
Ser. T-60, Class 1A2, 7s, 2044	13,127	13,879
Ser. T-41, Class 2A, 7s, 2032	865	909
Freddie Mac
Ser. 2229, Class PD, 7 1/2s, 2030	881	946
Ser. 2224, Class PD, 7 1/2s, 2030	837	898
Ser. 2217, Class PD, 7 1/2s, 2030	746	801
Ser. 2187, Class PH, 7 1/2s, 2029	1,945	2,088
Ser. 1989, Class C, 7 1/2s, 2027	277	297
Ser. 1990, Class D, 7 1/2s, 2027	902	969
Ser. 1969, Class PF, 7 1/2s, 2027	549	590
Ser. 1975, Class E, 7 1/2s, 2027	222	239
Ser. 1943, Class M, 7 1/2s, 2027	473	508
Ser. 1932, Class E, 7 1/2s, 2027	541	581
Ser. 1938, Class E, 7 1/2s, 2027	248	267
Ser. 1941, Class E, 7 1/2s, 2027	187	200
Ser. 1924, Class H, 7 1/2s, 2027	761	818
Ser. 1928, Class D, 7 1/2s, 2027	251	270
Ser. 1915, Class C, 7 1/2s, 2026	576	618
Ser. 1923, Class D, 7 1/2s, 2026	734	788
Ser. 1904, Class D, 7 1/2s, 2026	793	852
Ser. 1905, Class H, 7 1/2s, 2026	638	685
Ser. 1890, Class H, 7 1/2s, 2026	692	743
Ser. 1895, Class C, 7 1/2s, 2026	362	389
Ser. 2256, Class UA, 7s, 2030	254	270
Ser. 2208, Class PG, 7s, 2030	2,468	2,617
Ser. 2211, Class PG, 7s, 2030	1,252	1,327
Ser. 2198, Class PH, 7s, 2029	1,816	1,926
Ser. 2054, Class H, 7s, 2028	4,706	4,990
Ser. 2031, Class PG, 7s, 2028	508	538
Ser. 2020, Class E, 7s, 2028	2,374	2,518
Ser. 1998, Class PL, 7s, 2027	1,221	1,295
Ser. 1999, Class PG, 7s, 2027	2,057	2,181
Ser. 2004, Class BA, 7s, 2027	1,030	1,092
Ser. 2005, Class C, 7s, 2027	814	863
Ser. 2005, Class CE, 7s, 2027	976	1,035
Ser. 2006, Class H, 7s, 2027	2,679	2,841

23

COLLATERALIZED MORTGAGE OBLIGATIONS (6.1%)* continued

	Principal amount	Value

Freddie Mac
Ser. 2006, Class T, 7s, 2027	$1,746	$1,851
Ser. 1987, Class AP, 7s, 2027	570	604
Ser. 1987, Class PT, 7s, 2027	1,133	1,201
Ser. 1978, Class PG, 7s, 2027	1,821	1,931
Ser. 1973, Class PJ, 7s, 2027	1,978	2,097
Ser. 1725, Class D, 7s, 2024	357	379
Ser. 2008, Class G, 7s, 2023	135	144
Ser. 1750, Class C, 7s, 2023	698	740
Ser. 1530, Class I, 7s, 2023	1,130	1,190
LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	4,000	2,955

Total collateralized mortgage obligations (cost $340,907)		$342,359

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (4.4%)*

	Principal amount	Value

U.S. Government Agency Mortgage Obligations (4.4%)
Federal Home Loan Mortgage Corporation 6 1/2s,
October 1, 2034	$19,566	$20,218
Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, August 1, 2034	50,361	52,057
5 1/2s, TBA, September 1, 2035	172,000	173,666

Total U.S. government and agency mortgage obligations (cost $245,653)		$245,941

U.S. TREASURY OBLIGATIONS (3.3%)*

	Principal amount	Value

U.S. Treasury Bonds 6 1/4s, May 15, 2030	$89,000	$115,283
U.S. Treasury Notes
4 1/4s, August 15, 2013	49,000	49,919
3 1/2s, November 15, 2009	22,000	21,704

Total U.S. treasury obligations (cost $176,078)		$186,906

ASSET-BACKED SECURITIES (2.2%)*

	Principal amount	Value

American Home Mortgage Investment Trust FRN
Ser. 04-3, Class 3A, 3.71s, 2034	$12,895	$12,749
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	1,000	1,000
Bear Stearns Alternate Trust
Ser. 04-11, Class 2A2, 4.955s, 2034	1,358	1,363
Ser. 04-12, Class 2A2, 5.069s, 2035	13,396	13,466
Ser. 05-3, Class 2A1, 5.065s, 2035	7,531	7,572
Bombardier Capital Mortgage Securitization Corp.
Ser. 01-A, Class A, 6.805s, 2030	5,203	5,444

24

ASSET-BACKED SECURITIES (2.2%)* continued

	Principal amount	Value

Countrywide Alternative Loan Trust Ser. 05-24,
Class IIAX, Interest only (IO), 0.865s, 2035	$63,138	$2,447
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 1.247s, 2035	37,993	974
Ser. 05-9, Class 1X, IO, 0.655s, 2035	68,062	1,808
First Consumers Master Trust FRB Ser. 01-A, Class A,
3.881s, 2008	890	885
Greenpoint Mortgage Funding Trust Ser. 05-AR1,
Class X1, IO, 1.515s, 2045	57,089	1,695
Metris Master Trust 144A FRN Ser. 00-3, Class C, 4.99s, 2009	5,000	5,003
Navistar Financial Corp. Owner Trust
Ser. 04-B, Class C, 3.93s, 2012	925	911
Ser. 05-A, Class C, 4.84s, 2014	1,000	1,000
Residential Accredit Loans, Inc. Ser. 04-QA5,
Class A2, 4.994s, 2034	2,189	2,198
Structured Adjustable Rate Mortgage Loan Trust
Ser. 04-16, Class 1A2, 5.02s, 2034	3,128	3,148
Ser. 05-1, Class 1A1, 5.148s, 2035	36,076	36,335
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR12, Class 2A5, 4.322s, 2035	26,000	25,798
WFS Financial Owner Trust Ser. 05-1, Class D, 4 1/4s, 2012	2,962	2,943

Total asset-backed securities (cost $129,501)		$126,739

SHORT-TERM INVESTMENTS (7.8%)* (cost $437,849)

	Shares	Value

Putnam Prime Money Market Fund (e)	437,849	$437,849

TOTAL INVESTMENTS
Total investments (cost $5,626,181)		$5,827,714

* Percentages indicated are based on net assets of $5,647,532.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at August 31, 2005.

(R) Real Estate Investment Trust.

(e) See Note 6 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At August 31, 2005, liquid assets totaling $431,745 have been designated as collateral for open forward commitments and swap contracts.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at August 31, 2005. The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at August 31, 2005.

25

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at August 31, 2005: (as a percentage of Portfolio Value)
Austria	2.1%
Canada	1.7
France	2.5
Germany	2.0
Ireland	7.1
Netherlands	1.7
Norway	0.9
Spain	1.1
Sweden	0.5
United Kingdom	2.6
United States	77.0
Other	0.8

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/05 (aggregate face value $566,748) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 74,310	$ 73,358	10/19/05	$ 952
British Pound	24,087	24,245	9/21/05	(158)
Euro	117,905	116,372	9/21/05	1,533
Japanese Yen	338,742	336,581	11/16/05	2,161
New Zealand Dollar	2,137	2,080	10/19/05	57
South Korean Won	13,777	14,112	11/16/05	(335)

Total				$4,210

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/05 (aggregate face value $953,397) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 55,508	$ 54,744	10/19/05	$ (764)
British Pound	25,884	26,068	9/21/05	184
Canadian Dollar	49,822	48,553	10/19/05	(1,269)
Danish Krone	17,233	17,286	9/21/05	53
Euro	607,127	605,387	9/21/05	(1,740)
Norwegian Krone	123,826	119,644	9/21/05	(4,182)
Swedish Krona	11,895	12,123	9/21/05	228
Swiss Franc	68,707	69,592	9/21/05	885

Total				$(6,605)

26

FUTURES CONTRACTS OUTSTANDING at 8/31/05 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Euro-Schatz 2 yr (Short)	1	$131,117	Sep-05	$ 58
Japanese Government Bond 10 yr Mini (Long)	2	251,278	Sep-05	(1,645)
Russell 2000 Index Mini (Short)	2	133,440	Sep-05	(8,594)
S&P 500 Index Mini (Long)	2	122,150	Sep-05	1,746
Sterling 90 day (Short)	1	214,874	Dec-05	(384)
U.S. Treasury Bond (Long)	1	118,031	Dec-05	1,412
U.S. Treasury Note 5 yr (Short)	4	433,500	Dec-05	(3,887)

Total				$(11,294)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/05 (Unaudited)

				Unrealized
		Notional	Termination appreciation/
		amount	date	(depreciation)

Agreement with Citibank N.A. dated July 12, 2005 to
receive annually the notional amount multiplied by
3.4% and pay semi-annually the notional amount
multiplied by the six month NOKDOM-NIBR.	NOK	54,819	7/14/10	$ 648
Agreement with Citibank N.A. dated July 12, 2005 to
pay annually the notional amount multiplied by
2.7515% and receive semi-annually the notional
amount multiplied by the six month EURIBOR-T248.	EUR	53,671	7/14/10	240
Agreement with Citibank N.A. dated July 20, 2005 to
pay annually the notional amount multiplied by
2.825% and receive semi-annually the notional
amount multiplied by the six month EURIBOR-T248.	EUR	21,622	7/22/10	364
Agreement with Citibank N.A. dated July 20, 2005 to
receive annually the notional amount multiplied by
3.52% and pay semi-annually the notional amount
multiplied by the six month NOKDOM-NIBR.	NOK	21,124	7/22/10	857
Agreement with UBS AG dated April 4, 2005 to pay
quarterly the notional amount multiplied by 2.61%
and receive semi-annually the notional amount
multiplied by the six month EUR-EURIBOR-Telerate.	EUR	377,790	4/6/07	(11,261)

Total				$ (9,152)

27

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/05 (Unaudited)

	Notional	Termination	Unrealized
	amount	date	appreciation

Agreement with Deutsche Bank AG dated August 3, 2005
to receive at maturity the notional amount multiplied by
the nominal spread appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of 15
basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and pay at maturity the
notional amount multiplied by the nominal spread depre-
ciation of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a modified
duration factor.	$65,000	1/1/06	$ 3
Agreement with Goldman Sachs Capital Markets, L.P.
dated July 7, 2005 to pay monthly the notional amount
multiplied by the spread depreciation of the Lehman
Brothers 8.5+ AAA Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor and
receive monthly the notional amount multiplied by the
appreciation of the Lehman Brothers 8.5+ AAA
Commercial Mortgage Backed Securities Index plus 27.2
basis points.	75,000	12/1/05	257
Agreement with Goldman Sachs Capital Markets, L.P. AG
dated August 3, 2005 to pay at maturity the notional
amount multiplied by the nominal spread appreciation of
the Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified duration
factor and an accrual of 20 basis points plus the beginning
of the period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
and receive at maturity the notional amount multiplied by
the nominal spread depreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.	75,000	12/1/05	17
Agreement with Citibank, N.A. dated July 7, 2005 to
receive at maturity the notional amount multiplied by the
nominal spread appreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of 50
basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and pay at maturity the
notional amount multiplied by the nominal spread depre-
ciation of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a modified
duration factor.	65,000	1/1/06	146

28

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/05 (Unaudited) continued

	Notional	Termination	Unrealized
	amount	date	appreciation
Agreement with Citigroup Financial Products, Inc. dated
April 22, 2005 to receive at maturity the notional amount
multiplied by the nominal spread appreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified duration
factor and an accrual of 40 basis points plus the beginning
of the period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
and pay at maturity the notional amount multiplied by the
nominal spread depreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.	$31,000	11/1/05	$139
Agreement with Citigroup Financial Products, Inc. dated
May 5, 2005 to receive at maturity the notional amount
multiplied by the nominal spread appreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified duration
factor and an accrual of 35 basis points plus the beginning
of the period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
and pay at maturity the notional amount multiplied by the
nominal spread depreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.	11,000	11/1/05	42

Total			$604

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/05 (Unaudited)

			Unrealized
		Notional	appreciation/
		amount (depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on July 27,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 19 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ iTraxx Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ iTraxx Index.		$11,143	$(58)

29

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/05 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Lehman Brothers Special Financing, Inc. on July 27, 2005,
maturing on June 20, 2012, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and to receive quarterly 19 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ
iTraxx Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ iTraxx Index.	$ 8,357	$(65)
Agreement with Citigroup Financial Products, Inc. on August 19, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and receive quarterly 62 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ IG CDX Series
4 Index 7-10% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX Series 4 Index
7-10% tranche.	9,000	(9)
Agreement with Citigroup Financial Products, Inc. on August 19, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ IG CDX Series
4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index.	9,000	(10)
Agreement with Goldman Sachs Capital Markets, L.P. on August 19, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and receive quarterly 37.5 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ IG CDX Series
4 Index 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX
Series 4 Index 10-15% tranche.	16,000	2
Agreement with Goldman Sachs Capital Markets, L.P. on August 19, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points times the notional amount.
Upon a credit default event of a reference entity within the
DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
Series 4 Index.	8,000	(9)

30

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/05 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Goldman Sachs Capital Markets, L.P. on August 18, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and receive quarterly 90 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ IG CDX Series
4 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index.	$ 3,744	$ 1
Agreement with Deutsche Bank AG on August 8, 2005, maturing on June
20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quarterly 40 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index.	9,000	(23)
Agreement with Deutsche Bank AG on August 8, 2005, maturing on June
20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 44 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index.	9,000	30
Agreement with Lehman Brothers Special Financing, Inc. on August 24,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 46.375 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ iTraxx Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the DJ iTraxx Index.	11,027	16
Agreement with Lehman Brothers Special Financing, Inc. on August 24,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 45 basis points times the notional amount. Upon a credit default event of any reference entity within the
DJ iTraxx Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the DJ iTraxx Index.	11,027	37

31

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/05 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Lehman Brothers Special Financing, Inc. on August 17,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 18.75 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG
CDX Series 4 Index 15-30% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
Series 4 Index 15-30% tranche.	$ 9,000	$ 10
Agreement with Lehman Brothers Special Financing, Inc. on August 5, 2005,
maturing on June 20, 2012, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and to pay quarterly 40 basis points times the notional amount.
Upon a credit default event of any reference entity within the DJ IG CDX
Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the DJ IG CDX Series 4 Index.	9,000	(20)
Agreement with Lehman Brothers Special Financing, Inc. on August 5, 2005,
maturing on June 20, 2012, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and to receive quarterly 43 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG
CDX Series 4 Index, 7-10% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
Series 4 Index,7-10% tranche.	9,000	22
Agreement with Lehman Brothers Special Financing, Inc. on July 29, 2005,
maturing on June 20, 2012, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and to receive quarterly 33.75 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG
CDX Series 4 Index, 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
Series 4 Index,10-15% tranche.	9,000	—
Agreement with Lehman Brothers Special Financing, Inc. on July 29, 2005,
maturing on June 20, 2012, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and to receive quarterly 21.5 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG
CDX Series 4 Index, 15-30% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX Series 4
Index,15-30% tranche.	9,000	25

32

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/05 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Lehman Brothers Special Financing, Inc. on July 25, 2005,
maturing on June 20, 2012, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and to pay quarterly 55 basis points times the notional amount.
Upon a credit default event of any reference entity within the DJ IG CDX
Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the DJ IG CDX Series 4 Index.	$11,200	$(35)
Agreement with Lehman Brothers Special Financing, Inc. on July 25, 2005,
maturing on June 20, 2012, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and to receive quarterly 21.5 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG
CDX Series 4 Index, 15-30% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
Series 4 Index,15-30% tranche.	16,000	45
Agreement with Goldman Sachs Capital Markets, L.P. on August 9, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and pays quarterly 54 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ IG CDX Series
4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index.	9,000	(19)
Agreement with Goldman Sachs Capital Markets, L.P. on August 9, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execu-
tion and receive quarterly 42.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index
7-10% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value
of the reference entity within the DJ IG CDX Series 4 Index 7-10% tranche.	9,000	12
Agreement with Goldman Sachs Capital Markets, L.P. on July 8, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and pays quarterly 40 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ IG CDX Series
4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index.	4,000	(17)

33

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/05 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Lehman Brothers Special Financing, Inc. on July 14, 2005,
maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 36 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4
Index,10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value
of the reference entity within the DJ IG CDX Series 4 Index,10-15% tranche.	$ 8,000	$ 9
Agreement with Lehman Brothers Special Financing, Inc. on June 30, 2005,
maturing on June 20, 2015, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and pay quarterly 35 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index 15-30% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX Series 4 Index
15-30% tranche.	13,000	90
Agreement with Lehman Brothers Special Financing, Inc. on June 20, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and pay quarterly 40 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 5 year
Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the DJ HY CDX 5 year Series 4 Index.	4,125	(15)
Agreement with Bank of America, N.A. on June 20, 2005, maturing on June
20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 40 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX 5 year Series 4 Index.	4,125	(14)
Agreement with Deutsche Bank AG on July 14, 2005, maturing on
June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 35.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index,
10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX Series 4 Index,
10-15% tranche.	4,000	8

34

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/05 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Deutsche Bank AG on July 14, 2005, maturing on
June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index.	$ 6,000	$(32)
Agreement with Deutsche Bank AG on June 23, 2005, maturing on June 20,
2010, to receive/(pay) a premium based on the difference between the orig-
inal spread on issue and the market spread on day of execution and pay quarterly 40 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX 5 year Series 4 Index.	3,250	(9)
Agreement with Citigroup Financial Products, Inc. on August 18, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and pay quarterly 40 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ IG CDX Series
4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index.	10,400	(16)
Agreement with Citigroup Financial Products, Inc. on August 18, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and receive quarterly 38.3 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ IG CDX Series
4 Index 7-10% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX Series 4 Index
7-10% tranche.	8,000	(1)
Agreement with Goldman Sachs Capital Markets, L.P. on August 18, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and receive quarterly 38.5 basis points times the notional amount.
Upon a credit default event of a reference entity within the CDX IG Series 4
Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the CDX IG Series 4 Index.	4,000	(2)

35

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/05 (Unaudited) continued

Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Goldman Sachs Capital Markets, L.P. on August 18, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and pay quarterly 40 basis points times the notional amount.
Upon a credit default event of a reference entity within the CDX IG Series 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the CDX IG Series 4 Index.	$ 5,200	$ (6)

Total		$(53)

The accompanying notes are an integral part of these financial statements.

36

Statement of assets and liabilities 8/31/05 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $5,188,332)	$5,389,865
Affiliated issuers (identified cost $437,849) (Note 6)	437,849

Cash	538

Foreign currency (cost $1,434) (Note 1)	1,306

Dividends, interest and other receivables	71,240

Receivable for securities sold	35,829

Receivable for open swap contracts (Note 1)	2,713

Receivable for open credit default contracts (Note 1)	307

Receivable for open forward currency contracts (Note 1)	6,053

Receivable for closed forward currency contracts (Note 1)	858

Receivable from Manager (Note 2)	15,985

Unamortized offering costs (Note1)	125

Total assets	$5,962,668

LIABILITIES
Payable for variation margin (Note 1)	1,384

Payable for securities purchased	80,149

Payable for purchases of delayed delivery securities (Note 1)	172,879

Payable for investor servicing and custodian fees (Note 2)	1,420

Payable for Trustee compensation and expenses (Note 2)	3,738

Payable for administrative services (Note 2)	1,179

Payable for organization expenses (Note 1)	3,800

Payable for open forward currency contracts (Note 1)	8,448

Payable for closed forward currency contracts (Note 1)	84

Payable for open swap contracts (Note 1)	11,261

Payable for open credit default contracts (Note 1)	360

Other accrued expenses	30,434

Total liabilities	315,136

Net assets	$5,647,532

(Continued on next page)

37

Statement of assets and liabilities (Continued)

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,374,426

Distributions in excess of net investment income (Note 1)	(6,969)

Accumulated net realized gain on investments (Note 1)	95,257

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	184,818

Total — Representing net assets applicable to capital shares outstanding	$5,647,532

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($5,647,532 divided by 535,743 shares)	$10.54

Offering price per class A share
(100/94.75 of $10.54)*	$11.12

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

38

Statement of operations Six months ended 8/31/05 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $3,507
from investments in affiliated issuers) (Note 6)	$ 96,136

Dividends	21,825

Total investment income	117,961

EXPENSES
Compensation of Manager (Note 2)	18,157

Investor servicing fees (Note 2)	63

Custodian fees (Note 2)	2,772

Trustee compensation and expenses (Note 2)	9,229

Administrative services (Note 2)	6,677

Amortization of organization expenses (Note 1)	1,916

Reports to shareholders	7,145

Auditing	19,623

Legal	6,791

Other	266

Fees waived and reimbursed by Manager (Notes 2 and 6)	(51,857)

Total expenses	20,782

Expense reduction (Note 2)	(5)

Net expenses	20,777

Net investment income	97,184

Net realized gain on investments (Notes 1 and 3)	17,522

Net realized gain on swap contracts (Note 1)	3,460

Net realized gain on futures contracts (Note 1)	11,920

Net realized gain on foreign currency transactions (Note 1)	30,182

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	5,220

Net unrealized depreciation of investments, futures
contracts, and swap contracts during the period	(44,886)

Net gain on investments	23,418

Net increase in net assets resulting from operations	$120,602

The accompanying notes are an integral part of these financial statements.

39

Statement of changes in net assets

	INCREASE IN NET ASSETS

		Six months ended	Period
		8/31/05*	9/13/04†-2/28/05

	Operations:
	Net investment income	$ 97,184	$ 90,353

	Net realized gain on investments
	and foreign currency transactions	63,084	6,348

	Net unrealized appreciation (depreciation) of investments
	and assets and liabilities in foreign currencies	(39,666)	224,484

	Net increase in net assets resulting from operations	120,602	321,185

	Distributions to shareholders: (Note 1)

	From net investment income	(95,471)	(70,023)

	From net realized short-term gain on investments	—	(3,187)

	Increase from capital share transactions (Note 4)	196,288	178,138

	Total increase in net assets	221,419	426,113

	NET ASSETS
	Beginning of period (Note 5)	5,426,113	5,000,000

	End of period (including distributions in excess of net
	investment income of $6,969 and $8,682, respectively)	$5,647,532	$5,426,113
*	Unaudited
†	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

40

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Six months ended**	Period
	8/31/2005	9/13/04†-2/28/2005
Net asset value,
beginning of period	$10.49	$10.00

Investment operations:
Net investment income (a,b)	.19	.18

Net realized and unrealized
gain (loss) on investments	.04	.46

Total from
investment operations	.23	.64

Less distributions:
From net investment income	(.18)	(.14)

From net realized gain
on investment	—	(.01)

Total distributions	(.18)	(.15)

Net asset value,
end of period	$10.54	$10.49

Total return at
net asset value (%)(c)	2.23*	6.36*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$5,648	$5,426

Ratio of expenses to
average net assets (%)(b,d)	.38*	.34*

Ratio of net investment income
to average net assets (%)(b)	1.75*	1.73*

Portfolio turnover (%)	44.57*	33.75*

† Commencement of operations.

*	Not annualized.

**	Unaudited.

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended August 31, 2005 and February 28, 2005 reflect a reduction of 0.94% and 0.95%, respectively, of average net assets per class A share (Notes 2 and 6).

(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges. The fund is sold on a limited basis with limited assets.

(d)	Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

41

Notes to financial statements 8/31/05 (Unaudited)

Note 1: Significant accounting policies

Putnam Income Strategies Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. Capital appreciation is a secondary goal. The fund will invest primarily in a combination of bonds and common stocks of U.S. and non-U.S. companies. The bonds are either investment grade or below investment grade in quality with intermediate to long-term maturities. The fund may also invest in mortgage backed securities. The equities offer the potential for current income and capital growth from mainly large companies.

The fund offers class A shares. Class A shares are sold with a maximum front-end sales charge of 5.25% and do not pay contingent deferred sales charges. Effective September 12, 2005, the fund changed its name from Putnam Income Opportunities Fund and began offering class B, class C, class M, class R and class Y shares.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which

42

fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctua-tions arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluc-tuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may

43

exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest, or swaps, to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluc-tuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic

44

payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns.

Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition

45

of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2006 $12,767 of losses recognized during the period November 1, 2004 to February 28, 2005.

The aggregate identified cost on a tax basis is $5,626,318, resulting in gross unrealized appreciation and depreciation of $256,012 and $54,616, respectively, or net unrealized appreciation of $201,396.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclass-ifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

M) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

N) Offering costs The offering costs of $3,800 are being fully amortized on a straight line basis over a twelve month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of the average net assets 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $5 billion, and 0.32% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2006, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and payments under the fund’s distribution plans) would exceed an annual rate of 0.75% of the fund’s average net assets. For the period ended August 31, 2005, Putnam Management waived its management fee from the fund and reimbursed certain other expenses totaling $51,689.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by PFTC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of

46

defined contribution plan assets in the fund. During the period ended August 31, 2005, the fund paid PFTC $2,835 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended August 31, 2005, the fund’s expenses were reduced by $5 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $228, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

Note 3: Purchases and sales of securities

During the six months ended August 31, 2005, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $2,294,399 and $2,312,371, respectively. Purchases and sales of U.S. government securities aggregated $71,469 and $74,767, respectively.

Note 4: Capital shares

At August 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

47

CLASS A	Shares	Amount
Six months ended 8/31/05:
Shares sold	9,556	$101,000

Shares issued
in connection
with reinvestment
of distributions	9,170	95,471

	18,726	196,471

Shares
repurchased	(17)	(183)

Net increase	18,709	$196,288

For the period 9/13/04 (commencement of operations)
to 2/28/05:
Shares sold	10,064	$104,928

Shares issued
in connection
with reinvestment
of distributions	6,970	73,210

	17,034	178,138

Shares
repurchased	—	—

Net increase	17,034	$178,138

Note 5: Initial capitalization and offering of shares

The trust was established as a Massachusetts business trust on January 22, 1996. During the period January 22, 1996 to September 13, 2004 the fund had no operations other than those related to organizational matters, including the initial capital contribution of $5,000,000, and the issuance of 500,000 shares to Putnam Investments, LLC on September 13, 2004. At August 31, 2005, Putnam, LLC owned 515,764 of class A shares of the fund (96.3% of class A shares outstanding), valued at $5,436,152.

Note 6: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended August 31, 2005, management fees paid were reduced by $168 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $3,507 for the period ended August 31, 2005. During the period ended August 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $830,083 and $516,888, respectively.

Note 7: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection

48

with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

49

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Global Asset Allocation group for the year ended August 31, 2005. The other Putnam mutual funds in this group are Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Goldman Sachs, Deutsche Bank Securities, Citigroup Global Markets, UBS Warburg, and Merrill Lynch. Commissions paid to these firms together represented approximately 58% of the total brokerage commissions paid for the year ended August 31, 2005.

Commissions paid to the next 10 firms together represented approximately 26% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, First Albany Corporation, Jefferies & Co., JP Morgan Clearing, Keefe Bruyette & Woods, Lehman Brothers, Morgan Stanley Dean Witter, and SG Cowen.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

50

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III

W. Thomas Stephens
Richard B. Worley
Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer
and Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President
and Principal Financial Officer
Michael T. Healy
Assistant Treasurer
and Principal Accounting Officer
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
Beth S. Mazor
Vice President

James P. Pappas
Vice President
Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Income Strategies Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnam.com or call a representative at 1-800-225-1581.

Not FDIC Insured May Lose Value No Bank Guarantee

228107 10/05

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee:

Not applicable

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment
Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):	/s/ Michael T. Healy
Michael T. Healy
Principal Accounting Officer
Date: November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: November 7, 2005

By (Signature and Title):	/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: November 7, 2005